UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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AMERICAN CARESOURCE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN CARESOURCE HOLDINGS, INC.
5429 LYNDON B. JOHNSON FREEWAY, SUITE 850
DALLAS, TEXAS  75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 19, 2009

The Annual Meeting of Stockholders (the “Annual Meeting”) of American CareSource Holdings, Inc. (“American CareSource Holdings” or the “Company”) will be held at the Company’s executive offices at 5429 Lyndon B. Johnson Freeway, Suite 850, Dallas, Texas, on Tuesday, May 19, 2009, at 9:00 a.m., Central Time for the following purposes:

1.	to elect eight members to the Board of Directors to serve for a term of one year and until their successors are duly elected and qualified;

2.	to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009;

3.	to approve the American CareSource Holdings, Inc. 2009 Equity Incentive Plan;

4.
to amend the American CareSource Holdings, Inc. Employee Stock Option Plan  (the “2005 Stock Option Plan”) to increase the number of shares subject to the 2005 Stock Option Plan from 3,249,329 shares to 3,749,329 shares; and

5.	to transact such other business as may properly come before the Annual Meeting and at any meeting following postponement or adjournment thereof.

Holders of record of our common stock at the close of business on April 7, 2009 are entitled to notice of, and to vote at, the Annual Meeting and at any meeting following postponement or adjournment thereof.

In addition to the proxy statement and proxy card, a copy of our 2008 Annual Report, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, is enclosed.

It is important that your shares be represented and voted at the Annual Meeting.  You can vote your shares by completing, signing and dating the enclosed proxy card and returning it to the Company.  You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the enclosed proxy statement.

By Order of the Board of Directors, Steven J. Armond Chief Financial Officer and Secretary

Dallas, Texas
April 20, 2009

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ENCLOSED
PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.

TABLE OF CONTENTS

PROXIES AND VOTING PROCEDURES	2

PROPOSAL 1 -- ELECTION OF DIRECTORS	4

GOVERNANCE OF THE COMPANY	7

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	7

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	7

GOVERNANCE AND NOMINATIONS COMMITTEE OF THE BOARD OF DIRECTORS	8

REPORT OF THE AUDIT COMMITTEE	9

COMMUNICATIONS WITH THE BOARD OF DIRECTORS	10

DIRECTOR COMPENSATION	11

EXECUTIVES AND EXECUTIVE COMPENSATION	12

SUMMARY COMPENSATION TABLE	13

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	20

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS	23

PROPOSAL 3 -- PROPOSAL TO APPROVE 2009 EQUITY INCENTIVE PLAN	24

PROPOSAL 4 -- PROPOSAL TO AMEND 2005 STOCK OPTION PLAN	32

ANNUAL REPORT TO STOCKHOLDERS	36

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	36

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING	36

OTHER MATTERS	36

EXHIBIT A -- 2009 EQUITY INCENTIVE PLAN

EXHIBIT B -- 2005 STOCK OPTION PLAN

AMERICAN CARESOURCE HOLDINGS, INC.
5429 LYNDON B. JOHNSON FREEWAY, SUITE 850
DALLAS, TEXAS  75240

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS

We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of American CareSource Holdings, Inc. (“American CareSource Holdings” or the “Company”), to be held on May 19, 2009, and at any meeting following postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 9:00 a.m., Central Time.  The Annual Meeting will be held at the Company’s executive offices at 5429 Lyndon B. Johnson Freeway, Suite 850, Dallas, Texas.

We are first mailing this proxy statement and proxy card (including voting instructions) on or about April 20, 2009 to persons who were stockholders of record at the close of business on April 7, 2009, the record date for the Annual Meeting.

Our fiscal year begins on January 1 and ends on December 31. References in this proxy statement to fiscal year 2009 refer to the 12-month period from January 1, 2009 through December 31, 2009.  References in this proxy statement to fiscal year 2008 refer to the 12-month period from January 1, 2008 through December 31, 2008.  References in this proxy statement to fiscal year 2007 refer to the 12-month period from January 1, 2007 through December 31, 2007.

PROXIES AND VOTING PROCEDURES

What Is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on the following:

•	the election of our Board of Directors;

•	the ratification of the selection of McGladrey & Pullen, LLP as our independent auditors for our fiscal year ending December 31, 2009;

•	the approval of the American CareSource Holdings, Inc. 2009 Equity Incentive Plan;

•	the amendment to the 2005 Stock Option Plan to increase the number of shares subject to the 2005 Stock Option Plan from 3,249,329 shares to 3,749,329 shares; and

•	such other business as may properly come before the Annual Meeting and any meeting following the adjournment or postponement thereof.

Who Can Vote?

You are entitled to notice of, and to vote at, the Annual Meeting all shares of common stock of American CareSource Holdings that you held as of the close of business on the record date, April 7, 2009.  Each share of common stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

As of the record date, April 7, 2009, there were 15,419,442 shares of common stock of American CareSource Holdings issued and outstanding.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

Who Is the Record Holder?

You may own common stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares are registered directly in your name, we are sending these proxy materials directly to you.  If the record holder of your shares is a nominee, you will receive proxy materials from such nominee.

How Do I Vote?

Record Holders:

•	By Mail. If you choose to vote by mail, mark your proxy card, date and sign it, and return it as soon as possible in the postage-paid envelope provided.

•	By attending the Annual Meeting. If you attend the Annual Meeting, you can vote your shares in person.

Stock Held by Brokers, Banks and Nominees:

•	If your common stock is held by a broker, bank or other nominee, such nominee will provide you with instructions that you must follow in order to have your shares voted.

•	If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of common stock on April 7, 2009.

How Many Shares Must be Represented In Order to Transact Business at the Annual Meeting?

A quorum is the number of shares that must be represented, in person or by proxy, in order to transact business at the Annual Meeting.  We will have a quorum and be able to conduct business at the Annual Meeting if a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.  Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present for purposes of determining whether a quorum is present.

What is a Broker Non-Vote?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

How Many Votes Are Required to Approve a Proposal?

If a quorum is present, the affirmative vote of a plurality of votes cast is required to elect directors.  Thus, a nominee for director may be elected even if the nominee receives less than a majority of the shares represented at the meeting.  Proxies cannot be voted for a greater number of nominees than are named in this proxy statement.  If a quorum is present, the affirmative vote of a majority of the votes cast is required to ratify the selection of our independent auditors, approve the American CareSource Holdings, Inc. 2009 Equity Incentive Plan and amend the 2005 Stock Option Plan.

How Will The Shares Represented By My Executed Proxy Card Be Voted?

All shares entitled to vote and represented by properly completed proxy cards that are not revoked will be voted in accordance with the instructions provided on the proxy cards.  If you sign and return your proxy card, but do not specify how you wish your shares to be voted, your shares represented by that proxy card will be voted “FOR” the nominees for director, “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as our independent auditors for our fiscal year ending December 31, 2009, “FOR” the approval of the American CareSource Holdings, Inc. 2009 Equity Incentive Plan, and “FOR” amendment of the 2005 Stock Option Plan.

How Are Abstentions and Broker Non-Votes Counted?

Shares not voted as a result of a marked abstention or a broker non-vote will not be counted as votes for or against a particular matter.  Accordingly, marked abstentions and broker non-votes will have no effect on the outcome of the votes to elect directors, to ratify the appointment of McGladrey & Pullen, LLP as our independent auditors, to the approve the American CareSource Holdings, Inc. 2009 Equity Incentive Plan, or to amend  the 2005 Stock Option Plan.  However, shares subject to marked abstentions and broker non-votes will be considered as represented and as part of the quorum at the Annual Meeting.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy prior to the close of voting at the Annual Meeting by either:

•	Sending written notice of revocation to our Secretary at our executive offices;

•	Sending a signed proxy card bearing a later date to our Secretary; or

•	If you attend the Annual Meeting in person, you may revoke your proxy by either giving notice of revocation to the Inspectors of Election at the Annual Meeting or by voting in person.

Who Will Pay the Expenses of Proxy Distribution?

We will pay the expenses for the preparation of the proxy materials and the solicitation of proxies.  Our directors, officers or employees may solicit proxies on our behalf in person or by telephone, e-mail, facsimile or other electronic means.  These directors, officers and employees will not receive additional compensation for such services.  In accordance with the regulations of the United States Securities and Exchange Commission (the “SEC”), we may reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight directors.  At our Annual Meeting, eight directors are to be elected.

The eight directors identified below have been nominated by the Board of Directors for election to a new one-year term. If elected, each nominee will continue in office until the next Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until the earliest of his death, resignation, retirement or removal.  Each nominee has indicated to the Company that he will serve if elected.  We do not anticipate that any nominee will be unable to stand for election, but, if that happens, your proxy will be voted in favor of another person nominated by the Board of Directors.  Biographical information regarding each nominee follows.  The age of each nominee is as of May 19, 2009, the date of our Annual Meeting.

The following table identifies the directors nominated for election at the Annual Meeting.

Name	Age	Position

Sami S. Abbasi	43	Director(1)

David S. Boone	47	Director

Edward B. Berger	79	Director, Chairman of the Board

John W. Colloton	78	Director (2)

Kenneth S. George	60	Director (3)

John N. Hatsopoulos	74	Director (4)

John Pappajohn	80	Director

Derace L. Schaffer, MD	61	Director(5)

_________________________

(1)	Member of the Audit Committee and Compensation Committee
(2)	Chairman of the Governance and Nominations Committee and member of the Audit Committee
(3)	Chairman of the Audit Committee and member of the Compensation Committee
(4)	Chairman of the Compensation Committee and member of the Governance and Nominations Committee
(5)	Member of the Governance and Nominations Committee and Compensation Committee

There are no familial relationships among our directors and/or executive officers.

Sami S. Abbasi, 43. Mr. Abbasi was appointed to the Board of Directors of American CareSource Holdings on September 4, 2008.   Since 2007, Mr. Abbasi has been Chairman and Chief Executive Officer of National Surgical Care, Inc., and prior to holding that position he served as President and Chief Executive Officer of Radiologix, Inc. from 2004 until 2006.  Previous positions held at Radiologix, Inc. include Executive Vice President and Chief Operating Officer from October 2003 until November 2004 and as Executive Vice President and Chief Financial Officer from December 2000 until March 2004.  From January 2000 through June 2000, Mr. Abbasi served as Chief Financial Officer and Chief Operating Officer of Adminiquest, Inc., a private company that provided web-enabled and full-service outsourcing solutions to the insurance and benefits industry. From August 1996 through December 1999, he was Senior Vice President and Chief Financial Officer of Radiologix. From January 1995 through July 1996, Mr. Abbasi served as Vice President in the Healthcare Group of Robertson, Stephens and Company, where he was responsible for investment banking business development and executing a broad range of corporate finance transactions and mergers and acquisitions. From June 1988 through January 1995, he held various positions at Citicorp Securities, including Vice President and Senior Industry Analyst in the Healthcare Group. Mr. Abbasi received his M.B.A. from the University of Rochester and his B.A. in Economics from the University of Pennsylvania.

Edward B. Berger, 80.  Mr. Berger has served as a director of American CareSource Holdings since March 2006, as Non-Executive Chairman of the Board since March 30, 2007 and as Executive Chairman since April 16, 2007.  For the past 25 years, Mr. Berger has been President of Berger Equities, Inc., a real estate investment firm owned by Mr. Berger and his spouse.  For the past seven years, Mr. Berger has been the sole owner and member of A Plus Consulting, LLC.  Since 2006, Mr. Berger is a director of ConMed Healthcare Management, Inc., a public company providing correctional facility healthcare services, and chairman of its audit committee.  Mr. Berger has extensive experience in the healthcare industry, having served as past President and CEO of Palo Verde Hospital, past President and member of the Board of Trustees of Kino Community Hospital, and past member of the Long Range Planning Committee of Tucson Medical Center, all in Tucson, Arizona.  In June of 2002, Mr. Berger became an independent director of CardSystems Solutions, Inc. (CardSystems”), a privately held credit card processing company and was associated with CardSystems thru November of 2007.  On May 11, 2006, the Board of Directors of CardSystems determined it was in the best interests of its stockholders to liquidate its assets in a Chapter 11 bankruptcy.  Upon the resignation of each member of the Board of Directors, at the request of certain stockholders of CardSystems, Mr. Berger agreed to become the sole director, Chief Executive Officer and liquidating agent for CardSystems.  On May 12, 2006, CardSystems filed for bankruptcy protection under Chapter 11 of Title 11 of the U.S. Bankruptcy Code.  Mr. Berger received a Juris Doctorate from New York Law School and a Masters Degree in Education as well as a Bachelor of Arts Degree in History and English from the University of Arizona.  Mr. Berger is currently an Adjunct Professor in Political Science at Pima Community College, Chairman of the Desert Angels Inc., an Angel investing group, and recently retired as Chairman of the MBA Advisory Council, Eller Graduate School of Management, at the University of Arizona.

David S. Boone, 47.  Mr. Boone has been the Company’s President and Chief Executive Officer since September 2007, and was named director on March 10, 2009.  Mr. Boone formerly served as our Chief Financial Officer since June 2005 and Chief Operating Officer since December 2005.  Prior to joining American CareSource Holdings, from 2001 through 2005, Mr. Boone was Senior Vice President of Finance for Belo Corporation, a public company owning television broadcasting and newspaper publishing operations and interactive media and cable news operations, and was responsible for managing treasury, planning and controller functions.  He has previously held several other senior executive positions. Mr. Boone holds a Bachelor of Science degree in accountancy, with Distinction, from the University of Illinois and a Masters in Business Administration from the Harvard Graduate School of Business Administration. He is also a Certified Public Accountant.

John W. Colloton, 78.  Mr. Colloton has served as one of our directors since 2004, is currently the Chairman of the Governance and Nominations Committee and is a member of the Audit Committee.  He is Emeritus director and Chief Executive Officer of the University of Iowa Hospitals and Clinics.  From 1973 until 2008, Mr. Colloton served as a director of WellMark, Inc. (Iowa-South Dakota Blue Cross & Blue Shield) during which tenure he served several years as board chairman and held membership on all board committees.  From 2000 until his retirement from the WellMark, Inc.’s board of directors, he served as lead director.  Since August 2007, Mr. Colloton has served on the board of directors of ConMed Healthcare Management, Inc., a public company providing correctional healthcare services, and also serves on its audit and compensation committees.  Mr. Colloton was a director of Allion, Inc., a public company, from 2004 to 2006.  From 1989 to 2003, Mr. Colloton was a director of Baxter International Inc. and, from 1997 to 2002, was a director of Radiologix, Inc.  From 1971 to 1993, Mr. Colloton was a director of the University of Iowa Hospitals and Clinics and, from 1993 to 2000, was Vice President of the University of Iowa for Statewide Health Services.  Mr. Colloton received his Bachelor of Arts Degree in Business Administration from Loras College and holds a Masters Degree in Hospital Administration from the University of Iowa.

Kenneth S. George, 60.  Mr. George became a director of American CareSource Holdings in January 2004.  Mr. George serves as Chairman of the Company’s Audit Committee and is a member of the Compensation Committee.  He has served on the board of directors and audit committee of Access Plans USA, Inc., a public company, since June 2003.  Mr. George served two terms as a State Representative in the Texas House of Representatives.  Mr. George has been self-employed, managing his own investment activities, since 2001.  From 1996 to 2001, he was General Partner of Riverside Acquisitions L.L.C. and was active in commercial real estate, financial and land transactions.  From 1994 to 1995, Mr. George was Chairman and Chief Executive Officer of Ameristat, Inc., a private ambulance provider in the State of Texas.  From 1988 to 1994, he was Chairman and Chief Executive Officer of EPIC Healthcare Group, an owner of 36 suburban/rural acute care hospitals with 15,000 employees and $1.4 billion in revenues.  Mr. George has a Masters Degree in Business Administration from the University of Texas at Austin and a Bachelor of Arts Degree from Washington and Lee University.

John N. Hatsopoulos, 74.  John N. Hatsopoulos has served as a director of American CareSource Holdings since December 2006.  Mr. Hatsopoulos is Chairman of the Compensation Committee and is a member of the Governance and Nominations Committee.  Since 1999, Mr. Hatsopoulos has been Chief Executive Officer and a director of American DG Energy, Inc., a public company providing products and services in support of on-site generation of electricity, heating and cooling at commercial, institutional and light industrial facilities.  Mr. Hatsopoulos is Chief Executive Officer of Tecogen Inc., a manufacturer of cogeneration systems, since 1999.  Mr. Hatsopoulos has served as a managing partner of Alexandros Partners LLC, a financial advisory firm, since 1999.  Mr. Hatsopoulos also serves as a director of Antigenics Inc., a public biotechnology company, since 2007.  He is the Chairman of the Board of Directors of Glenrose Instruments Inc., a public company engaged in radiological and environmental services, since 1999.  Mr. Hatsopoulos is one of the founders of Thermo Electron Corporation (now Thermo Fisher Scientific Inc.) and the retired President and Vice Chairman of the Board of Directors of that company.  He served on the Board of Directors of the American Stock Exchange from 1994 to 2000. He is also a member of the Board of Directors of TEI BioSciences Inc. since 1999, and a “Member of the Corporation” for Northeastern University.  Mr. Hatsopoulos graduated from Athens College in Athens, Greece, in 1953. He holds a Bachelor of Science Degree in history and mathematics from Northeastern University, together with Honorary Doctorates in Business Administration from Boston College and Northeastern University.

John Pappajohn, 80.  Mr. Pappajohn has been a director of American CareSource Holdings since November 2004. Since 1969, Mr. Pappajohn has been the President and sole owner of Pappajohn Capital Resources, a venture capital firm, and President and sole owner of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa. He serves as a director on the boards of the following public companies: PharmAthene, Inc. (formerly Healthcare Acquisition Corp.), a biodefense company, since 2007; and ConMed Healthcare Management, Inc., a provider of correctional healthcare services, since 2005.

Derace L. Schaffer, M.D., 61.  Dr. Schaffer has been a director of American CareSource Holdings since November 2004.  Dr. Schaffer is the Chief Executive Officer of The Lan Group, a venture capital firm founded by Dr. Schaffer in 1990 and specializing in healthcare and high technology investments.  Dr. Schaffer has served as a director of Allion Healthcare, Inc., a public company providing specialty pharmacy and disease management services to HIV/AIDS patients, since 1996 and currently serves on its audit and compensation committees.  Dr. Schaffer is also a director of CareGuide, Inc. (formerly Patient Infosystems, Inc.), a provider of population health management services, since 1996, and serves on its audit and compensation committees.  He has served as chairman of several healthcare companies, including Radiologix, Inc. before it became a public company.  He co-founded Allion Healthcare, Patient Infosystems, Inc. (now CareGuide, Inc.) and Radiologix. Dr. Schaffer served as Chief Executive Officer and Chairman of the Board of Ide Imaging Group, P.C. from 1980 to 2001. Dr. Schaffer has served as a director on many healthcare boards of directors, including several health systems and more than ten healthcare services and technology companies.  Dr. Schaffer received his postgraduate radiology training at Harvard Medical School and Massachusetts General Hospital, where he served as Chief Resident.  Dr. Schaffer is a Clinical Professor of Radiology at Weill Cornell Medical College.

Director Independence

We use the definition of “independence” set forth in Rule 4200(a)(15) of the NASDAQ Stock Market (“NASDAQ”) Rules, as applicable and as may be modified or supplemented from time to time and the interpretations thereunder, to determine if the members of our Board of Directors are independent.  In making this determination, our Board of Directors considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported in this proxy statement under the caption “Certain Relationships and Related Transactions.”  The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent.  As a result of this review, our Board affirmatively determined, based on its understanding of such relationships and transactions, the majority of the members of our Board of Directors, namely Sami S. Abbasi, John W. Colloton, John N. Hatsopoulos, Kenneth S. George and Derace L. Schaffer, M.D. are independent directors.

The Board of Directors unanimously recommends that you vote “FOR”
the election of each nominee for director named above.

GOVERNANCE OF THE COMPANY

Pursuant to the Delaware General Corporation Law and the Company’s Bylaws, our business, property and affairs are managed by or under the direction of our Board of Directors.  Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.  We currently have eight members on our Board of Directors.  All of our directors are standing for re-election. The Board of Directors of the Company has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominations Committee, each comprised of independent directors only.

During fiscal year 2008, the Board of Directors held five meetings, the Audit Committee held four meetings, the Compensation Committee held four meetings and the Governance and Nominations Committee held one meeting.  The directors each attended more than 80% of the total number of meetings of the Board of Directors and the committees of which they were a member during fiscal year 2008.

American CareSource Holdings has a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all directors, officers and employees, which can be found at the Company’s web site, www.anci-care.com.  All of our directors, officers and employees are expected to be familiar with the Code of Conduct and to adhere to those principles and procedures set forth in the Code of Conduct that apply to them.  The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of either the SEC or NASDAQ, on the Company’s web site.

The Company’s Board of Directors has adopted Corporate Governance Guidelines and Charters for the Audit Committee, Compensation Committee, and Governance and Nominations Committee of the Board of Directors. These documents can be found at the Company’s web site, www.anci-care.com.

A stockholder can also obtain a printed copy of any of the materials referred to above by contacting the Company at the following address:

American CareSource Holdings, Inc.
5429 Lyndon B. Johnson Freeway
Suite 850
Dallas, TX 75240
Attn: Investor Relations
Telephone: 972.308.6830

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, which currently consists of Kenneth S. George, as Chairman, John W. Colloton and Sami S. Abbasi.  The functions of the Audit Committee are described in its report, which is included in this proxy statement. Our Audit Committee makes regular reports to the full Board of Directors.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has a Compensation Committee, which consists of John N. Hatsopoulos, as Chairman, Sami S. Abbasi, Kenneth S. George and Derace L. Schaffer, M.D.  Our Compensation Committee makes regular reports to the full Board of Directors.  No less frequently than annually, the Committee reviews its Charter to re-assess its adequacy and recommend any suggested changes to the Board for approval.  Under its Charter, our Compensation Committee’s responsibilities include:

•	evaluation of the performance of our Chief Executive Officer and determination of his compensation based upon his performance;

•	approval of the compensation of our executive officers and employment contracts for executive officers;

•	administration of our equity-based compensation plans, recommendations to the full Board regarding our equity-based compensation plans, and review and approval of all grants and awards thereunder;

•	review and approval of changes to our existing equity-based compensation plans, including recommendations to the full Board of changes that require stockholder approval; and

•	review and approval of changes to our health and welfare plans that involve a material change in costs or benefit levels.

The Compensation Committee is generally empowered to review the performance and development of our management in achieving corporate goals and objectives and to assure that our senior executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies.  In furtherance of these goals, the Compensation Committee oversees, reviews and administers all compensation, equity and employee benefit plans and programs.  The Compensation Committee consults with the Chief Executive Officer as it deems appropriate and may invite the Chief Executive Officer to attend meetings of the Compensation Committee, provided that he does not participate in any deliberations or decision-making by the Compensation Committee establishing goals and objectives for the Chief Executive Officer, evaluating the performance of the Chief Executive Officer or fixing the compensation or recommendation of equity grants for the Chief Executive Officer.  The Compensation Committee considers individual and Company performance in determining salary and bonus levels consistent with a view to attracting and retaining qualified executives.

Our Compensation Committee’s Charter authorizes the Compensation Committee to delegate any of its responsibilities to one or more subcommittees as it deems appropriate.  Each subcommittee must include one or more members of the Committee.  Our Compensation Committee’s Charter also authorizes the Compensation Committee to retain compensation consultants and other advisors to assist in its duties.  The plan being submitted for shareholder approval at the 2009 annual meeting - the American CareSource Holdings, Inc. 2009 Equity Incentive Plan - will be administered by the Committee.

Compensation Committee Interlocks and Insider Participation

During 2008, John N. Hatsopoulos and Kenneth S. George served on our compensation committee. None of these committee members were officers or employees of the Company during 2008, or at any other time in the past. While serving on the committee, these members were independent directors pursuant to applicable NASDAQ rules, and none had any relationship requiring disclosure by the Company under any paragraph of Item 404 (Transaction with Related Persons, Promoters and Certain Control Persons).

GOVERNANCE AND NOMINATIONS COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has a Governance and Nominations Committee, which currently consists of John W. Colloton, as Chairman, John N. Hatsopoulos and Derace L. Schaffer, M.D.

Our Board of Directors and Governance and Nominations Committee regularly evaluate the Company’s approach to corporate governance in light of changing regulatory requirements and evolving best practices.  The Governance and Nominations Committee reviews and reassesses the adequacy of our Corporate Governance Guidelines and recommends any proposed changes to the entire Board for approval.

Our Governance and Nominations Committee makes regular reports to the Board of Directors.  The Committee, from time to time, reviews its Charter to re-assess its adequacy and recommends any suggested changes to the Board for approval.  Under its Charter, our Governance and Nominations Committee’s responsibilities with respect to Board and Committee membership, Board evaluation, and succession planning include:

•
Selection of director nominees.  The Governance and Nominations Committee recommends to the Board of Directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board.  The Committee would consider candidates proposed by stockholders and will apply the same criteria and follow the same process in considering such candidates as it does when considering other candidates.  The Committee may adopt, in its discretion, separate procedures regarding director candidates proposed by our stockholders.  Director recommendations by stockholders must be in writing, include a resume of the candidate’s business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the Board and, if elected, would serve.  Such recommendation must be sent to the Company’s Secretary at the Company’s executive offices.  When it seeks nominees for directors, our Governance and Nominations Committee looks for candidates who it believes will contribute to the Board’s operations and will represent the interests of the Company’s stockholders.  The Committee generally considers a number of criteria when it is identifying and selecting candidates, such as high character and integrity, freedom from conflicts of interest, willingness and ability to devote sufficient time to the affairs of the Company, diligence in fulfilling the responsibilities of a director and committee member, capacity and desire to represent the balanced best interests of the stockholders as a whole and not primarily of a special interest group or constituency, past accomplishments, expertise in areas important to the Company’s success and ability to interact well with other members of the Board.

•
Review of requisite skills and criteria for new board members and board composition.  The Committee reviews with the entire Board of Directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the Board as a whole.

•
Hiring of search firms to identify director nominees.  The Committee has the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee.

•	Selection of committee members. The Committee recommends to the Board of Directors on an annual basis the directors to be appointed to each committee of the Board of Directors.

•
Evaluation of the Board of Directors.  The Committee will oversee an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively.

•
Succession of senior executives. The Committee will present an annual report to the Board of Directors on succession planning, including transitional Board leadership in the event of unplanned vacancies.

Our Governance and Nominations Committee may delegate any of its responsibilities to subcommittees as it deems appropriate.  The Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

REPORT OF THE AUDIT COMMITTEE

As described more fully in its Charter, the function of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions.  Management, not the Audit Committee nor the independent auditor, is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  McGladrey & Pullen, LLP, the Company’s independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with U.S. generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor.  The Audit Committee acts only in a board-level oversight capacity.  In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to U.S. generally accepted accounting principles.

Each of the directors who serve on the Audit Committee is “independent” within the meaning of the listing standards contained in the Company Guide of NASDAQ and Rule 10A-3(b) under the Securities Exchange Act of 1934.  That is, the Board of Directors has determined that neither Kenneth S. George, John W. Colloton nor Sami S. Abbasi has a relationship with the Company that may interfere with his independence from the Company and its management.  The Board of Directors has designated Kenneth S. George as the “Audit Committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934.  A copy of our Audit Committee Charter is available at the Company’s web site, www.anci-care.com.

In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended December 31, 2008, the Audit Committee:

•	reviewed and discussed the audited financial statements with the Company’s management and the independent auditors in separate sessions;

•
discussed with McGladrey & Pullen, LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61 (as modified or supplemented), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T;

•
received the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented), as adopted by PCAOB in Rule 3600T, and discussed with McGladrey & Pullen, LLP the independence of McGladrey & Pullen, LLP; and

•
had private sessions, at each of its meetings in person or telephonically, with the Company’s independent auditors and, separately, with the Company’s financial management team, at which candid discussions of financial management, accounting and internal control issues took place.

Management has reviewed the audited financial statements in the Annual Report on Form 10-K with the Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America.

Based on the review and discussions referred to above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the American CareSource Holdings Annual Report on Form 10-K for the year ended December 31, 2008.

Audit Committee
Kenneth S. George, Chairman
John W. Colloton
Sami S. Abbasi

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company encourages its stockholders to communicate with the Board of Directors.  The Board of Directors does not believe a formal process for stockholders to send communications to the Board of Directors is necessary because all stockholder communications will be circulated to all members of the Board and the Board does not screen stockholder communications.  All such communications should be directed to our President and Chief Executive Officer, David S. Boone, who, in turn, will circulate the communications to the members of the Board of Directors.

DIRECTOR COMPENSATION

The following table sets forth the cash and non-cash compensation of our directors for the Company’s fiscal year ended December 31, 2008.  In the paragraph following the table and footnotes, we describe our standard compensation arrangement for service on the Board of Directors and Board committees. Although stock options have been granted to our board members, there were no stock awards made to our directors during the fiscal year ended December 31, 2008 nor any year prior thereto.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)

Sami S. Abbasi(2)	$2,000	$12,306	$14,306
Edward B. Berger (3)	125,000	140,263	265,263
John W. Colloton	3,000	9,052	12,052
Kenneth S. George	6,500	6,021	12,521
John N. Hatsopoulos	4,000	30,391	34,391
John Pappajohn	2,000	6,021	8,021
Derace L. Schaffer	4,000	6,021	10,021

__________________________

(1)
Represents the compensation costs of stock options calculated for financial reporting purposes for the year utilizing the provisions of SFAS No. 123R, rather than an amount paid to or realized by the Board member. See Note 5, “Stock Options”, to the Company’s Audited Consolidated Financial Statements set forth in the Company’s Form 10-K for the assumptions made in determining SFAS No. 123R values. There can be no assurance that the SFAS No. 123R amounts will ever by realized by the Board member.

At December 31, 2008, our Board members held options to purchase an aggregate of the following number of shares of common stock of the Company: Mr. Abbasi - 25,000 shares; Mr. Berger - 300,000 shares; Mr. Colloton - 71,233 shares; Mr. Kenneth George - 31,233 shares; Mr. Hatsopoulos - 65,000 shares; Mr. Pappajohn - 71,233 shares; and Dr. Schaffer - 71,233 shares.

(2)
In connection with his appointment to the Board, Mr. Abbasi was granted a stock option to purchase 25,000 shares of common stock, at an exercise price of $7.80, the closing price of our common stock as reported on The American Stock Exchange on September 4, 2008. The stock option will vest in four equal annual installments commencing September 4, 2009.  The per-option SFAS No. 123R grant date value was $4.54.  There can be no assurance that the SFAS No. 123R amounts will ever be realized.

(3)	This amount consists of $125,000 paid to Mr. Berger’s for his services as our Executive Chairman. The amount does not reflect amounts earned in 2007, and paid in 2008.

In 2008 members of the Board of Directors received a director’s fee of $1,000 for each board meeting attended.  In addition, the Chairman of the Audit Committee received an additional fee of $2,500.  In addition, we reimburse all outside directors for travel and lodging expenses related to scheduled Board meetings.

The Board of Directors has approved a new director compensation plan for 2009, including payment of a $10,000 annual retainer to each director.  As chairman of the Board, Mr. Berger will receive $15,000, as chair of the Audit Committee, Mr. George will receive $10,000, as chair of the Compensation Committee, Mr. Hatsolopoulos will receive $5,000 as chair of the Nominating and Governance Committee and Mr. Colloton will receive $2,500.  Mr. Berger will also receive a $10,000 payment monthly through April 2009.  In addition, each director will receive, subject to stockholder approval of the 2009 Equity Incentive Plan, a grant of 3,333 RSUs, vesting monthly over a five year period.  Furthermore, each director will receive $1,000 for each board meeting attended, and for any conference call over three hours, held in 2009.

EXECUTIVES AND EXECUTIVE COMPENSATION

Executive Officers

Our executive officers are not appointed for fixed terms.  The following are biographical summaries of our executive officers:

Steven J. Armond, 40.  Mr. Armond joined the Company in October 2007 as its Chief Financial Officer.  From 2003 to 2007, Mr. Armond was the Chief Financial Officer of Data Return, LLC, a provider of enterprise-class strategic information technology operations services.  From 2000 until 2003, Mr. Armond was Vice President, Finance of the hosting division of the management services company divine, Inc. and was responsible for management of the division’s financial, strategic vendor and key alliance relationships.  From 1991 to 2000, Mr. Armond was a corporate manager with The Quaker Oats Company.  Mr. Armond earned a Masters in Business Administration in Finance and Economics from the University of Chicago Graduate School of Business and his Bachelor of Science degree in accounting from Purdue University.  Mr. Armond is a Certified Public Accountant.

Kurt Fullmer, 47. Mr. Fullmer has served as the Company’s Vice President of Client Development since November 2008. Mr. Fullmer formerly served as the Company's Vice President, Sales & Revenue from September 2006 through September 2007, then as Vice President of Operations from September 2007 through November 2008.  Mr. Fullmer has 25 years experience in the healthcare industry, including 18 years in managed care leadership. Most recently, Mr. Fullmer served as Chief Executive Officer of ClaimsPay Solutions, a provider of HIPAA  (Health Insurance Portability and Accountability Act) compliant electronic payments and remittance advice for healthcare payers, from January 2006 through September 2006. Before joining ClaimsPay, Mr. Fullmer was Sr. Vice President, Network and Medical Management for MEGA Life & Health Insurance Company, starting at HealthMarket Insurance Agency, an affiliate of MEGA Life & Health, in January 2001 and maintaining positions there through December 2005, where he helped develop a consumer driven healthcare insurance plan. During that time, he also served as President of HealthMarket Insurance Agency, leading sales and providing broker/agent support. Mr. Fullmer has held key senior executive positions with OneComp Health System, CCN Managed Care, Intergroup Healthcare of Utah, and FHP of Utah, Inc. Mr. Fullmer graduated from Utah State University with a Bachelor of Arts Degree in Human Resource Administration & Industrial Relations, including minor studies in Chemistry and Economics. He received his Masters in Business Administration and Masters in Health Administration from the University of Utah.

Rost A. Ginevich, 45.  Mr. Ginevich joined the Company in March 2008 as our Chief Information Officer and is primarily responsible for development and execution of the Company’s information technology strategy.  Mr. Ginevich has over 20 years of information technology experience.  Before joining the Company, from 2007 to 2008, Mr. Ginevich served as a Director at West Monroe Partners, a full-service business and technology consulting firm.  From 2006 to 2007, Mr. Ginevich was Chief Information Officer for Kitty Hawk, an AMEX-listed cargo transportation company.  From 2002 to 2006, he was with IBM Business Consulting Services, where he managed business development and execution of large consulting engagements for clients in various industries.  Mr. Ginevich earned a Bachelor of Science Degree in Computer Science and a Masters in Business Administration from Oklahoma State University.  He has written extensively on topics related to information technology.

M. Cornelia Outten, 49.  Ms. Outten joined the Company as Vice President of Network Development in February 2008.  Prior to joining the Company, Ms. Outten served as Senior Vice President, Provider Networks for Interplan Health Group, a national healthcare management company.  From 2002 to 2004, she was Executive Vice President and Chief Operating Officer of JBC Healthcare Partners, LLC, a regional PPO retiree medical program in San Diego, California.  Ms. Outten has previously held several other healthcare management positions and brings nearly 25 years healthcare industry experience to the Company.  She graduated from Salem College with a Bachelor of Arts Degree in Sociology and Economics and earned a Masters in Health Administration, with a concentration on Fiscal Management, from Tulane University.

James T. Robinson, 48. Mr. Robinson joined the Company in November 2008 and is responsible for directing all sales and marketing activities for the Company's growing national network of ancillary care providers. Previously, Mr. Robinson served as Executive Vice President of Sales and Marketing and Chief Marketing Officer of VistaCare, Inc., where he helped lead the turnaround and eventual sale of the $230 million nationwide hospice/healthcare services company based in Scottsdale, Arizona. Prior to joining VistaCare, Mr. Robinson was President and Chief Executive Officer of HealthBanks, Inc., an innovative, private-equity backed e-Health Network Company that connects specialty physicians to their patients. Before HealthBanks, Mr. Robinson was co-founder of Avicenna Systems Corporation, a venture capital backed e-Health Physician Practice Solutions Company that was acquired by WebMD. Mr. Robinson earned a Bachelor of Arts from Connecticut College and holds an MBA from Harvard University.

Matthew D. Thompson, 37.  Mr. Thompson joined the Company as Controller and Principal Accounting Officer in April 2008.   Prior to joining the Company, Mr. Thompson was Director of Financial Reporting at Highland Financial Partners, L.P., an affiliate of Highland Capital Management L.P., in Dallas, Texas. Prior to that, he spent nine years with publicly-held Tyler Technologies, Inc., a Dallas-based leading provider of integrated, end-to-end information management solutions and services to local governments. While there, Mr. Thompson served in various positions, most recently as Division Controller of Tyler's Courts & Justice and Appraisal & Tax Divisions. Before joining Tyler Technologies, Mr. Thompson spent five years with Ernst & Young, LLP.  Mr. Thompson, a Certified Public Accountant, earned his Bachelor’s of Business Administration degree from Baylor University in Waco, Texas. He is a member of both the American Institute of Certified Public Accountants as well as the Texas Society of Certified Public Accountants.

SUMMARY COMPENSATION TABLE

The following table and footnotes set forth information, for the fiscal years ended December 31, 2007 and December 31, 2008, concerning the annual and long-term compensation awarded to, earned by or paid to: (i) our President and Chief Executive Officer, and (ii) the four most highly compensated executive officers, other than the principal executive officer, who received compensation in excess of $100,000 during the fiscal year ended December 31, 2008 and were serving as executive officers at December 31, 2008 (collectively referred to as the “Named Executive Officers” throughout this proxy statement).

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)		Option Awards ($)(3)	All Other Compensation ($)		Total ($)

David S. Boone, President and Chief Executive Officer	2008	$300,000		$125,000	(4)	$102,752	$6,627		$534,379
	2007	253,135		111,449	(5)	25,085	750		390,419

Steven J. Armond, Chief Financial Officer	2008	205,000		69,575	(6)	145,206	11,039		430,820
	2007	33,231	(7)	18,000		21,465	—		72,696

Kurt Fullmer, Vice President of Operations	2008	205,000		61,500	(8)	57,703	3,297		327,500
	2007	172,884		19,229		35,355	10,542	(9)	238,010

M. Cornelia Outten, Vice President of Provider Development	2008	167,449	(10)	55,500	(11)	63,647	39,285	(12)	325,881

Rost A. Ginevich, Chief Information Officer	2008	141,907	(13)	42,292	(14)	44,195	2,945		231,339

__________________________

(1)	Includes amounts deferred pursuant to salary reduction arrangements under the Company’s 401(k) Profit Sharing Plan.
(2)
All bonus amounts earned during 2007 were approved by the Compensation Committee on March 26, 2008.  Bonus amounts earned during 2008 were paid partially in cash and partially in restricted stock units (“RSUs”), at the recommendation of the Compensation Committee and after approval by our Board of Directors on March 10, 2009.   The cash payments were made on March 31, 2009.  The RSUs were valued at $7.02, which was the closing price of the Company’s stock on March 10, 2009.  The RSUs vest monthly over a two-year period.  Vesting of the RSUs may accelerate upon certain conditions, including a change of control of the Company, or under certain circumstances, involuntary termination of the executive.  The 2009 Equity Incentive Plan under which these awards have been made is subject to stockholder approval.  See “Proposal 3, Approval of the American CareSource Holdings, Inc. 2009 Equity Incentive Plan,” for a description of the 2009 Equity Incentive Plan and the terms relating to these RSUs.

(3)
Represents the compensation costs of stock options calculated for financial reporting purposes for the year utilizing the provisions of SFAS No. 123R, rather than an amount paid to or realized by the named executive officer. See Note 5, “Stock Options”, to the Company’s Audited Consolidated Financial Statements set forth in the Company’s Form 10-K for the assumptions made in determining SFAS No. 123R values. There can be no assurance that the SFAS No. 123R amounts will ever by realized by the named executive officer.

(4)	Excludes 28,490 RSUs awarded on March 10, 2009, which vest monthly over a two-year period, and remain subject to shareholder approval of the 2009 Equity Incentive Plan.
(5)
This amount consists of a cash bonus of $25,000 related to Mr. Boone’s appointment to President and Chief Executive Officer of the Company on September 23, 2007 and a cash bonus of $86,449 for performance in fiscal year 2007 and paid in March 2008.

(6)	Excludes 15,858 RSUs awarded on March 10, 2009, which vest monthly over a two-year period, and remain subject to shareholder approval of the 2009 Equity Incentive Plan.
(7)	Mr. Armond commenced employment with the Company on October 25, 2007. His annual salary for 2007 was $180,000.
(8)	Excludes 14,017 RSUs awarded on March 10, 2009, which vest monthly over a two-year period, and remain subject to shareholder approval of the 2009 Equity Incentive Plan.
(9)
This amount consists of a commission paid to Mr. Fullmer of $10,242 under his employment agreement as a result of performance in his previous role as Vice President of Sales and $300 contributed to Mr. Fullmer’s 401(k) plan account by the Company.

(10)	Ms. Outten commenced employment with the Company on February 27, 2008. Her annual salary for 2008 was $185,000.
(11)	Excludes 12,650 RSUs awarded on March 10, 2009, which vest monthly over a two-year period, and remain subject to shareholder approval of the 2009 Equity Incentive Plan.
(12)	Excludes $35,000 paid to Ms. Outten to reimburse her for amount paid for relocation costs.
(13)	Mr. Ginevich commenced employment with the Company on March 10, 2008. His annual salary for 2008 was $175,000.
(14)	Excludes 9,639 RSUs awarded on March 10, 2009, which vest monthly over a two-year period, and remain subject to shareholder approval of the 2009 Equity Incentive Plan.
(15)
Some of our executive officers may be entitled to receive certain benefits in the event of the termination of their employment or a change of control of the Company.  These arrangements are described in more detail below under the heading “Compensation Arrangements.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information relating to equity awards for each Named Executive Officer outstanding on December 31, 2008.  The table does not give effect to grants of options that occurred after December 31, 2008.  For additional information with respect to these grants, see the section titled “Stock Option Plan” below.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($)	Option Expiration Date
David S. Boone	179,946 22,493 41,666 — —	— — 58,334 135,000 —	— — — — 28,490	$0.31 0.49 2.55 3.29 7.02	5/1/2015 10/3/2015 9/24/2017 3/26/2018 —
Steven J. Armond	68,055 — —	106,945 75,000 —	— — 15,858	3.50 3.29 7.02	10/25/2017 3/26/2018 —
Kurt Fullmer	35,000 — —	35,000 60,000 —	— — 14,017	2.55 3.29 7.02	9/24/2016 3/26/2018 —
M. Cornelia Outten	— — —	135,000 45,000 —	— — 12,650	2.68 3.29 7.02	2/12/2018 3/26/2018 —
Rost A. Ginevich	— —	110,000 —	— 9,639	4.20 7.02	5/5/2018 —

__________________________

(1)	The 2009 Equity Incentive Plan under which these awards have been made is subject to stockholder approval.

2009 Equity Incentive Plan

On March 10, 2009, the Board adopted the American CareSource Holdings, Inc. 2009 Equity Incentive Plan, subject to shareholder approval which is being sought at the 2009 annual shareholder meeting.  If approved, the 2009 Equity Incentive Plan will become effective on March 10, 2009.  Additional information concerning the 2009 Employee Stock Purchase Plan is provided under “Proposal 3 - Proposal to Approve the American CareSource Holdings, Inc. 2009 Equity Incentive Plan.” The full text of the Plan is set forth in Appendix A.

2005 Stock Option Plan

The 2005 Stock Option Plan was adopted by the Board of Directors on January 17, 2005, and at our 2007 annual meeting, the Company’s stockholders approved an amendment and restatement of the 2005 Stock Option Plan.  On November 14, 2008, the Board of Directors unanimously approved an increase in the number of shares available for grant under the 2005 Stock Option Plan from 3,249,329 shares to 3,749,329 shares, subject to the approval of the Company’s stockholders at the Annual Meeting.

As the 2005 Stock Option Plan is proposed to be amended, a description of the 2005 Stock Option Plan and the proposed amendment are contained under the heading “Proposal 4 - Proposal to Amend the 2005 Stock Option Plan.”  Please see this section for information regarding the 2005 Stock Option Plan.  Additionally, a copy of the 2005 Stock Option Plan as proposed to be amended is attached hereto as Appendix B.

401(k) Profit Sharing Plan

Since August 1, 2007, the Company has offered a 401(k) Profit Sharing Plan to its employees.  All full-time, permanent employees are eligible to participate in the 401(k) Profit Sharing Plan after 90 days of service.  The Company made a one-time contribution, ranging from $100 to $1,000, to each participating employee’s 401(k) account.  These Company contributions vest one year after the date the contributions were made.  During the year ended December 31, 2008, the Company contributed approximately $39,000 to the 401(k) Profit Sharing Plan.  The Company's executive officers are eligible to participate in the 401(k) Profit Sharing Plan on the same basis as its other employees.  Commencing in April 2008, the Company matched contributions to the account of each participating employee equal to 50% of the first 4% of salary contributed by an employee to his or her 401(k) account during a plan year.  Beginning in 2009, the Company will match 100% of the first 1%  and 50% of the next 5% of salary contributed by each employee.

Compensation Arrangements

Compensation of the Executive Chairman Edward B. Berger

On April 16, 2007, the Board determined to compensate the Executive Chairman by payment of $15,000 for each month of service and a grant of options, on such date, to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $1.86 per share.  Such options vest proportionately on a monthly basis over a period of twelve months commencing on June 8, 2007.  This grant of options replaced the grant of options to purchase up to 100,000 shares of the Company’s common stock awarded to Mr. Berger on March 30, 2007 in his capacity as Non-Executive Chairman, which were cancelled.

On March 26, 2008, upon the recommendation of the Compensation Committee, the Board determined to compensate the Executive Chairman by payment of a salary of $120,000 per year, retroactive to February 1, 2008, and also approved the payment of a $20,000 cash bonus to the Executive Chairman for the year ended December 31, 2007.

Employment Agreements with Executive Officers: Potential Payments Upon Termination or Change of Control

On November 18, 2008 the Company entered into an employment agreement with James Robinson, Senior Vice President Sales & Marketing.   The agreement provides that, in the event Mr. Robinson is terminated without cause, he will be eligible for severance payments consisting of six month’s salary.  Mr. Robinson’s annual salary is $200,000.  In the event his employment is terminated upon a “change of control,” the Company will be obligated to pay Mr. Robinson a lump sum equal to 12 months of compensation, plus any pro rata bonus earned by Mr. Robinson for that current year, within 30 days following the “change of control.”  Mr. Robinson will also be entitled to continue all benefits for a period of 12 months under the current plan.  Furthermore, in the event of a “change of control,” all of Mr. Robinson’s options and equity based compensation will vest.

The Company is a party to an employment agreement dated May 1, 2005 with its President and Chief Executive Officer, David S. Boone.  The employment agreement provides that, in the event that Mr. Boone is terminated without “cause” (as such term is defined under the employment agreement) or due to disability or if Mr. Boone terminates his employment for “good reason” (as such term is defined under the employment agreement), he shall be entitled to monthly payments equal to his then applicable monthly base salary, excluding bonus, for a period of six months following the termination of his employment.  Additionally, the employment agreement provides that in the event of a “change of control” (as such term is defined under the employment agreement) of the Company, all options and other equity incentives then granted to Mr. Boone, if any, which are unvested at the date of the change of control shall immediately vest and be exercisable. In addition, in lieu of the six-months of severance payments otherwise applicable under the employment agreement, in the event of a change of control and related termination of Mr. Boone’s employment, whether by the Company, with or without cause, or by Mr. Boone, with or without good reason, in each case within twelve months following the change of control, the Company will promptly pay to Mr. Boone, in addition to his base salary and bonus earned and unpaid through the date of termination of his employment, a lump sum payment equal to six months’ of his then current base salary.  It is expected that the Company will enter into a new Employment Agreement with Mr. Boone within the next several weeks that will contain substantially similar terms as his prior agreement except that (i) his base salary will be increased to $312,500 per year, (ii) the term of the  agreement will be for three years, (iii) in the event that Mr. Boone is terminated without "cause" (as such term is defined under the employment agreement) or due to disability or if Mr. Boone terminates his employment for "good reason" (as such term is defined under the employment agreement), he will be entitled to a payment equal to a full year of his applicable monthly base salary, plus any pro rata bonus earned and payable in accordance with his agreement, (iv) in the event of a “change of control” of the Company, all options and other equity incentives then granted to Mr. Boone, if any, which are unvested at the date of the change of control shall immediately vest and be exercisable. In addition to any severance payments otherwise applicable under the employment agreement, in the event of a change of control and related termination of Mr. Boone’s employment, whether by the Company, with or without cause, or by Mr. Boone, with or without good reason, in each case within twelve months following the change of control, the Company will pay to Mr. Boone, in addition to his base salary and bonus earned and unpaid through the date of termination of his employment, a lump sum payment equal to 12 months’ of his then current base salary.

The Company is a party to an employment agreement dated October 12, 2007 with its Chief Financial Officer, Steven J. Armond.  The employment agreement provides that upon the termination of employment by Mr. Armond for “good reason” (as such term is defined under the employment agreement) or the termination of Mr. Armond’s employment by the Company other than for “cause” (as such events are described in the employment agreement), Mr. Armond shall be entitled to monthly payments (or biweekly payments at the Company’s discretion) equal to his then applicable monthly base salary for a period of six months after termination of his employment.  Additionally, the employment agreement provides that in the event of a “change of control” (as such term is defined in the employment agreement) of the Company, all options and other equity incentives then granted to Mr. Armond, if any, which are unvested at the date of the change of control shall immediately vest and be exercisable.  In addition, in lieu of the severance payments otherwise due to Mr. Armond upon the termination of his employment pursuant to the employment agreement, the Company shall pay Mr. Armond within one month following the change of control and the related termination of his employment, a lump sum equal to his annual base salary in effect at the time of the change of control, plus any pro rata bonus earned by Mr. Armond for the then current year.

The Company is a party to an employment agreement dated September 1, 2006 with Kurt Fullmer, its Vice President of Operations, pursuant to which the Company has agreed that all stock options previously granted to Mr. Fullmer, which are unvested at the date of any sale of the Company, shall immediately vest and be exercisable.

The Company is a party to an employment agreement dated March 6, 2008 with Rost Ginevich, its Chief Information Officer, pursuant to which the Company has agreed that in the event of a termination of Mr. Ginevich’s employment due to a change of control of the Company, the Company shall, within 30 days thereafter, pay Mr. Ginevich a lump sum payment equal to three months’ base salary in effect for Mr. Ginevich at the time his employment terminates plus any pro rata bonus earned by Mr. Ginevich for the then current year.  In addition, during the three month period following the termination of his employment, Mr. Ginevich would continue to receive the same health benefits then in effect for the Company’s employees.

2009 Management Bonus Program

The Board of Directors of the Company has approved a management bonus program (the “Bonus Program”) for our President and Chief Executive Officer, Chief Financial Officer, Vice President of Network Development, Vice President of Operations, Chief Information Officer and other key director level employees to be identified from time to time by the Chief Executive Officer.  The Bonus Program is designed to provide for the payment to members of management of a bonus that is linked to the achievement of key corporate financial performance objectives and an executive’s personal objectives, which are approved by the Board.  The program’s goal is to compensate members of management based on the achievement of specific annual goals that our Board believes correlate closely with growth of long-term stockholder value.  The program is intended to reward members of management for building stockholder value by exceeding performance expectations.  We believe the program will also promote appropriate feedback necessary for the development of our management team.

The annual bonus process for our executives under the Bonus Program consists of five basic steps.  At the beginning of the fiscal year, and based upon the recommendations of the Chief Executive Officer and Compensation Committee, the Board of Directors will approve: (1) a target bonus payout for each executive in the Bonus Program, (2) the financial achievement percentages and bonus modifiers that will be used to determine the component of the bonus based upon a comparison of the Company’s financial performance for the fiscal year against the Board approved financial plan for the fiscal year, (3) the executives’ personal objectives for the fiscal year, and (4) the weight or importance of the corporate financial performance objectives and the personal objectives.  Lastly, after the end of the fiscal year, the Compensation Committee will measure the Company’s actual financial performance and consider each executive’s personal performance to determine the appropriate adjustment to the executive’s target bonus.  These five basic steps are explained as follows:

(1) Determining the annual target bonus.  Early in the fiscal year, the Board of Directors will approve a target bonus payout for each executive in the Bonus Program.  The Board will consider all factors that it deems relevant to such determination, including, but not limited to, the recommendations of our Chief Executive Officer (except with respect to his own bonus), competitive market conditions, and the Board’s assessment of the level of growth reflected in the Company’s financial performance objectives.  There is no required minimum bonus payout for any executive.  Maximum bonus payouts for those executives at the director and Vice President level are 125% and 150% of base salary, respectively.  The Chief Executive Officer and Vice President/Officers are not subject to a maximum bonus payout.  All bonuses are paid in cash, except that the bonus of our Chief Executive Officer and any Vice President/Officer may also include an equity component.

For fiscal year 2009, target bonus payouts range from 20% to 60% of base salary and consist of the following: 20% for Directors, 40% for Vice Presidents, 50% for Vice President/Officers, and 60% for the Chief Executive Officer.  These annual target bonus levels may be modified based upon the terms of employment agreements with our executives, which have been approved by the Chief Executive Officer and Board of Directors, as applicable.

(2)  Determining the financial achievement percentages, bonus modifiers and corporate financial plan.  Revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) are two key financial measurements used in reviewing bonus payouts.  Early in the fiscal year, the Board of Directors will review revenue and EBITDA performance objectives for the fiscal year and achievement percentages and bonus modifiers that will be used to evaluate the portion of the bonus applicable to each executive based upon the Company’s financial performance.  The Board will review and consider senior management’s recommendations for financial achievement percentages, bonus modifiers and the fiscal year financial plan and discuss such recommendations with senior management before making final determinations.

For fiscal year 2009, the financial achievement percentages range from less than 70% to greater than 135% of the fiscal year financial plan.  Bonus modifiers range from 0 to 1.35 and, in the event of substantial out performance of corporate financial performance objectives, the program provides for Board discretion in determining the bonus modifier to be applied.  The fiscal year 2009 financial achievement percentages and bonus modifiers are the following:

% Achievement	<70%	70-85%	85-95%	95-105%	105-115%	115-125%	125-135%	>135%
Revenue vs. Plan	0.5		.75	1.0	1.15	1.25	1.35	Discretionary
EBITDA vs. Plan	0.5		.75	1.0	1.15	1.25	1.35	Discretionary

(3)  Determining personal objectives.  At the same time as steps 1 and 2, the Board of Directors also approves each executive’s personal objectives for the fiscal year.  Each executive’s personal objectives will be agreed upon by the executive and approved by our Chief Executive Officer (except with respect to his own personal objectives).  The personal objectives of our Chief Executive Officer are based upon the Board’s discussions with him regarding the Company’s objectives.

(4)  Determining weight of corporate financial performance objectives and personal objectives.  The Board will also evaluate the weight or importance that will be placed on achievement of the two corporate financial performance objectives and the personal objectives.  For fiscal year 2009, the weight placed on the achievement of the corporate financial performance objectives is 40% for revenue and 40% for EBITDA, while the weight for achievement of personal objectives is 20%.  Each objective’s weight is effectively multiplied by the applicable bonus modifier in order to determine the total achievement for that particular objective.  The following table illustrates the weight or importance placed on each of the three key objectives as well as the impact that the bonus modifier has on the total bonus payout potential.

Measurement	Weight	Modifier	Total
Revenue vs. Plan	40%	1.0	40%
EBITDA vs. Plan	40%	1.0	40%
Personal	20%	1.0	20%
Total	100%	1.0	100%

(5) Measuring performance.  After the end of the fiscal year, the Compensation Committee will measure the Company’s actual financial performance (using the predetermined financial achievement percentages) and assess each executive’s personal performance against his or her personal objectives to determine the appropriate adjustment to the executive’s target bonus.  The Committee will consider the executive’s overall contribution to the Company’s success and, in the case of executives other than the Chief Executive Officer, the recommendation of the Chief Executive Officer.  In determining the appropriate adjustment to target bonuses, the Compensation Committee will also consider other performance considerations related to unforeseen events occurring during the fiscal year.  In appropriate circumstances, the Committee has discretion to award a bonus that is less than the amount determined by the procedures outlined above, including to award no bonus at all.  The annual bonuses will be paid no later than February 28th of each year following final review and approval by the Compensation Committee.

Compensation Decisions Since the End of Fiscal Year 2008

On March 10, 2009, the Board approved compensation for our executive officers, in accordance with the recommendations of the Compensation Committee, consisting of 2009 base salary levels, 2009 bonus target percentage, bonuses payable in cash and equity-based awards for the year ended December 31, 2008 and awards of stock options to purchase shares of the Company’s common stock. The annual base salary of Mr. Boone was increased from $300,000 to $312,000 while his 2009 bonus target percentage remains at 60% of base salary. The annual base salary of Mr. Armond was increased from $205,000 to $213,200, while his 2009 bonus target percentage remains at 50% of base salary.  The annual base salary of Ms. Outten was increased from $185,000 to $190,000, and her 2009 bonus target percentage is 50% of base salary.  The annual base salary of Mr. Ginevich was increased from $175,000 to $178,000, and his 2009 bonus target percentage is 50% of base salary.   The annual base salary of Mr. Fullmer was decreased from $205,000 to $175,000, while his personal incentive compensation agreement was enhanced and adjusted to align his compensation with attaining certain goals in his role as Vice President of Client Development.

In 2008, the Company’s Board approved a bonus program for its CEO, CFO, Vice President of Network Development, Vice President of Operations, Chief Information Officer and other key director level employees to be identified from time to time by Mr. Boone, as CEO.  In recognition of current economic and market conditions, the Compensation Committee recommended making bonus payments under this program partially in cash and partially in equity-based compensation of the Company under the 2009 Equity Incentive Plan, to be approved by the stockholders at the Annual Meeting.  On March 10, 2009, the Board approved the award of equity-based compensation under the 2009 Equity Incentive Plan convertible into approximately 82,500 shares of common stock of the Company to certain of the Company’s officers, subject to approval of the 2009 Equity Incentive Plan by our shareholders.

Upon recommendation of the Compensation Committee, on March 10, 2009 the Board approved the award to its executive officers and other employees of non-qualified stock options to purchase an aggregate of approximately 200,000 shares of common stock and RSUs for approximately 82,500 shares of common stock, subject to the approval of the 2009 Equity Incentive Plan by our shareholders.  These grants included options to purchase up to 87,207 shares of our common stock and 28,490 RSUs to Mr. Boone, options to purchase 24,863 shares of our common stock and 15,858 RSUs to Mr. Armond, options to purchase 31,113 shares of our common stock and 1,766 RSUs to Mr. Robinson, options to purchase 3,500 shares of our common stock and 14,017 RSUs to Mr. Fullmer, options to purchase 5,000 shares of our common stock and 12,650 RSUs to Ms. Outten and options to purchase 7,500 shares and 9,639 RSUs to Mr. Ginevich.  Such stock options will be exercisable for $7.02 per share periodically.  Upon a “change-of-control,” options granted to Messrs. Boone, Armond and Robinson will vest in their entirety.  The recipients of the above specified stock options will be entitled to convert their options to RSUs under the 2009 Equity Incentive Plan for a limited period of time at a ratio that varies for each individual and is between .4 RSUs for each stock option and .29 RSUs for each stock option.  Recognizing that the stock ownership of the Company’s executive officers is below industry standards, the Board has chosen to make these awards to align ownership with such standards. The Board did not adopt any targets for the grant of such securities for future years, but may nonetheless decide to make similar grants in the future.

The Board of Directors has approved a new director compensation plan for 2009, including payment of a $10,000 annual retainer to each director.  As chairman of the Board, Mr. Berger will receive $15,000, as chair of the Audit Committee, Mr. George will receive $10,000, as chair of the Compensation Committee, Mr. Hatsolopoulos will receive $5,000 as chair of the Nominating and Governance Committee and Mr. Colloton will receive $2,500.  Mr. Berger will also receive a $10,000 payment monthly through April 2009.  In addition, each director will receive, subject to stockholder approval of the 2009 Equity Incentive Plan, a grant of 3,333 RSUs, vesting monthly over a 5-year period.  Furthermore, each director will receive $1,000 for each board meeting attended, and for any conference call over 3-hours, held in 2009.

Additional information concerning the 2009 Employee Stock Purchase Plan is provided under “Proposal 3 - Proposal to Approve the American CareSource Holdings, Inc. 2009 Equity Incentive Plan.” The full text of the Plan is set forth in Appendix A.

Severance Agreements with Former Executive Officers

Wayne A. Schellhammer resigned as a director and President and Chief Executive Officer of the Company on July 12, 2007.  Pursuant to a Separation Agreement and General Release (the “Separation Agreement”), Mr. Schellhammer received a $250,000 severance payment, payable in twelve equal installments of $20,833.33, which commenced in July 2007 and terminated in July 2008, and also received a one-time payment of $5,000 for relocation expenses.  Mr. Schellhammer was also entitled to reimbursement of the amount by which his COBRA health and dental insurance premium payments exceed the then current premium rates offered to active employees of the Company until June 30, 2008, unless he earlier obtained health insurance from another employer.  The Separation Agreement restricted Mr. Schellhammer from selling more than 140,000 shares of the Company’s common stock in any rolling three-month period until June 30, 2008.

On January 4, 2008, the Company notified Maria L. Baker, formerly Vice President of Marketing, that her employment agreement, which was to expire on January 31, 2008, would not be renewed. Ms. Baker’s last day of employment with the Company was January 31, 2008.  The Company agreed that Ms. Baker’s stock options would continue to vest through June 2008 and the expiration date for her stock options would be extended to January 31, 2009, in consideration for Ms. Baker’s execution of a release in favor of the Company.  During 2008, Ms. Baker exercised 56,233 stock options.

On January 7, 2008, the Company notified Jennifer Boone, formerly Vice President of Network Development, that her employment agreement, which was to expire on January 31, 2008, would not be renewed.  Ms. Boone’s last day of employment with the Company was January 31, 2008. The Company has paid $20,291.67 to Ms. Boone as a severance payment.  In addition, the Company agreed that Ms. Boone’s stock options would continue to vest through June 2008 and the expiration date for her stock options would be extended to January 31, 2009, in consideration for Ms. Boone’s execution of a release in favor of the Company.  During 2008, Ms. Boone exercised 50,233 stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No reportable transactions as described in Item 404(a) of Regulation S-K took place in the year ended December 31, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and the persons who beneficially own more than ten percent of any class of our equity securities, to file reports of ownership and changes in ownership with the SEC.  Copies of all filed reports are required to be furnished to us.  In 2007, the Company initiated new procedures to ensure compliance with Section 16(a) on an on-going basis.  The following are the late reports filed since the beginning of the fiscal year ended December 31, 2008 under Section 16(a) and a description of the transactions reflected in these late reports as not reported on a timely basis during fiscal year 2008, or prior fiscal years, by the executive officers and directors identified therein: Kenneth S. George did not file a Form 4 to report the exercise of 40,000 options on December 31, 2008 until April 8, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the shares of American CareSource Holdings’ common stock as of April 13, 2009, (i) by each person American CareSource Holdings knows to be the beneficial owner of 5% or more of the outstanding shares of common stock of American CareSource Holdings, (ii) the Chief Executive Officer and each Named Executive Officer listed in the Summary Compensation Table above, (iii) each director and nominee for director of American CareSource Holdings and (iv) all executive officers and directors of American CareSource Holdings as a group.  As of April 13, 2009, there were outstanding 15,419,442 shares of common stock, warrants to purchase 1,336,044 shares of common stock, and stock options exercisable to purchase 1,136,921 shares of common stock.

Unless otherwise noted, the business address of all the individuals and entities named in this table is c/o American CareSource Holdings, Inc., 5429 Lyndon B. Johnson Freeway, Suite 850, Dallas, Texas  75240.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Owned

John Pappajohn (2)	5,178,878	31.6%

Principal Life Insurance Company (3) 711 High Street Des Moines, Iowa 50392	1,691,065	11.0%

Manchester Management Company LLC (4) 535 Boylston Street, Suite 1101 Boston, Massachusetts 02116	1,078,013	7.0%

Derace L. Schaffer (5)	989,538	6.2%

Edward B. Berger (6)	394,750	2.5%

David S. Boone (7)	300,857	1.9%

Kenneth George (8)	66,233	*

John N. Hatsopoulos(9)	50,278	*

John W. Colloton (10)	66,233	*

Steven J. Armond (11)	116,236	*

Kurt Fullmer (12)	52,500	*

M. Cornelia Outten (13)	57,313	*

Rost A. Ginevich (14)	30,792	*

All Executive Officers and Directors as a Group (13 persons)(15)	7,318,608	40.9%
____________________
* Represents less than 1% of the shares outstanding

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, such that the number of shares beneficially owned is deemed to include shares of the Company’s common stock as to which the beneficial owner has or shares either voting or investment power.  Except as indicated by footnotes and subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the common stock shown as beneficially owned by him or her.  As provided by Rule 13d-3, each such person’s percentage ownership is determined by assuming that the options, warrants or convertible securities that are held by such person and which are exercisable or convertible within 60 days of April 20, 2009, have been exercised or converted, as the case may be.

(2)
Includes 4,164,962 shares of American CareSource Holdings’ common stock beneficially owned by Mr. Pappajohn, of which 4,119,962 shares are owned by Mr. Pappajohn directly, 15,000 shares are owned by Halkis, Ltd. (an entity solely owned by Mr. Pappajohn), 15,000 shares are owned by Mr. Pappajohn’s wife, and 15,000 shares are owned by Thebes, Ltd. (an entity solely owned by Mr. Pappajohn’s wife).  Mr. Pappajohn disclaims beneficial ownership of the shares owned by Mrs. Pappajohn and Thebes, Ltd.  Also includes 653,668 shares of American CareSource Holdings’ common stock issuable upon the exercise of a warrant exercisable any time before January 27, 2010, 320,248 shares of American CareSource Holdings’ common stock issuable upon the exercise of a warrant exercisable any time before August 15, 2010, and 71,233 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).  Excludes an aggregate of 275,166 shares subject to a warrant assigned by Mr. Pappajohn to persons not affiliated with American CareSource Holdings, with respect to which he is not the beneficial owner.

(3)
All information regarding Principal Life Insurance Company (“PLIC”) is based on information disclosed in a Statement on Schedule 13G (the “Principal Life 13G”) filed with the SEC on March 9, 2009.  In the Principal Life 13G, PLIC indicates that it has shared voting and shared dispositive power with respect to all of its shares of American CareSource Holdings common stock with Principal Financial Group, Inc. (“PFG”) and Principal Financial Services, Inc. (“PFS”).  The Principal Life 13G further indicates that, by virtue of their ownership and control of PLIC, PFG and PFS, have ultimate voting and dispositive power with respect to the shares of American CareSource Holdings common stock held by PLIC and may be deemed indirect beneficial owners of all of the shares of American CareSource Holdings common stock held of record by PLIC within the meaning of Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended.

(4)
All information regarding Manchester Management Company LLC (“Manchester”) is based on information disclosed in an Amendment No. 2 to Statement on Schedule 13G (the “Manchester 13G”) filed with the SEC on February 17, 2009.  In the Manchester 13G, Manchester indicates that it has shared voting and shared dispositive power with respect to 965,970 shares of common stock of the Company with James E. Besser and Donald E. Besser and James E. Besser has sole voting and dispositive power with respect to 100,000 shares of common stock of the Company.

(5)
Includes 274,123 shares of American CareSource Holdings’ common stock issuable upon the exercise of a warrant exercisable any time before January 27, 2010 and 144,238 shares of American CareSource Holdings’ common stock issuable upon the exercise of a warrant exercisable any time before August 15, 2010.  Includes 66,233 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(6)
Consists of 94,750 shares of American CareSource Holdings’ common stock beneficially owned by Mr. Berger, of which 64,988 shares are owned by Mr. Berger directly and 29,762 shares are owned by Tucson Traditions LLC (an entity in which Mr. Berger has a 33-1/3% ownership interest), and 300,000 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(7)	Includes 297,370 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(8)	Includes 26,233 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(9)	Consists of 50,278 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(10)	Consists of 66,233 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(11)	Consists of 114,236 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(12)	Consists of 52,500 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(13)	Consists of 55,313 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(14)	Consists of 30,792 shares of the Company’s common stock issuable upon the exercise of options (which are exercisable within 60 days of April 20, 2009).

(15)	Includes 1,136,921 shares of the Company’s common stock issuable upon the exercise of warrants, 1,336,044 shares of the Company’s common stock issuable upon the exercise of options.

During the fiscal year ended December 31, 2008, the following directors and Named Executive Officers of American CareSource Holdings exercised stock options: Kenneth S. George – 40,000.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

Appointment of Auditors for Fiscal Year 2009

The Audit Committee has appointed McGladrey & Pullen, LLP as our independent auditors for fiscal year 2009.  We are not required to have the stockholders ratify the selection of McGladrey & Pullen, LLP as our independent auditors.  We are doing so because we believe it is a matter of good corporate practice.  If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain McGladrey & Pullen, LLP, but may retain such independent auditors.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of American CareSource Holdings and its stockholders.  Representatives of McGladrey & Pullen, LLP are not expected to be present at the Annual Meeting, will not have an opportunity to make a statement and will not be available to respond to questions.

McGladrey & Pullen, LLP was first engaged as our independent registered public accounting firm on January 1, 2004 and has audited our financial statements for fiscal years 2004 through 2008.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as our independent auditors for fiscal year 2009.

Principal Accountant Fees and Services

Relationship with Independent Auditors

Audit services performed by McGladrey & Pullen, LLP for the fiscal years 2008 and 2007, respectively, consisted of the examination of American CareSource Holdings’ financial statements, services related to filings with the SEC, audits, quarterly reviews and tax services.

Audit Fees

For fiscal year 2008, the Company incurred $126,500 in aggregate audit fees from McGladrey & Pullen, LLP for professional services rendered in connection with: (i) the audit of American CareSource Holdings’ annual financial statements for the year ended December 31, 2008; (ii) the review of American CareSource Holdings’ quarterly financial statements for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008; and (iii) the review of reports filed with the SEC by American CareSource Holdings during the period reported.  For fiscal year 2007, the Company incurred $120,000 in aggregate audit fees from McGladrey & Pullen, LLP for professional services rendered in connection with: (i) the audit of American CareSource Holdings’ annual financial statements for the year ended December 31, 2007; (ii) the review of American CareSource Holdings’ quarterly financial statements for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007; and (iii) the review of reports filed with the SEC by American CareSource Holdings during the period reported.

Audit-Related Fees

For fiscal year 2008, the Company incurred $20,000 in aggregate audit-related fees from McGladrey & Pullen, LLP.  For fiscal year 2007, the Company incurred $7,000 in aggregate audit-related fees from McGladrey & Pullen, LLP.   Audit-related fees consist of accounting consultations concerning financial accounting and reporting matters, and amounts related to private placements and filing of registration statements and amendments to registration statements with the SEC.

Tax Fees

For fiscal 2008, the Company incurred $16,000 in aggregate fees from RSM McGladrey, Inc., an entity associated with McGladrey & Pullen, LLP, for professional services rendered related to the taxes of American CareSource Holdings for the year ended December 31, 2008, as compared to incurring no fees for the year ended December 31, 2007.  Tax fees consist of tax compliance, tax consultations and tax return preparation.

All Other Fees

There were no other fees billed by McGladrey & Pullen, LLP or RSM McGladrey, Inc. for the fiscal years ended December 31, 2008 and 2007, respectively.

The Audit Committee considers at least annually whether the provision of non-audit services by McGladrey & Pullen, LLP is compatible with maintaining auditor independence.

Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is required to pre-approve all audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors.  Under the policy, pre-approval is generally provided for up to one year and any pre-approval must be detailed as to the particular service or category of services and is subject to a specific budget.  In addition, the Audit Committee may pre-approve particular services on a case-by-case basis.  For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.  All audit and permissible non-audit services provided by McGladrey & Pullen, LLP and RSM McGladrey, Inc. to American CareSource Holdings for the fiscal years ended 2008 and 2007 were approved by the Audit Committee.

PROPOSAL 3

APPROVAL OF THE AMERICAN CARESOURCE HOLDINGS, INC.
2009 EQUITY INCENTIVE PLAN

On March 10, 2009, the Board adopted the American CareSource Holdings, Inc. 2009 Equity Incentive Plan (the “2009 Plan”), subject to shareholder approval.  The Compensation Committee of the Board of Directors reviewed the various compensation opportunities that could be available to provide further and additional equity based incentives to management.  The Board determined that it is beneficial to the Company to adopt a more flexible and updated incentive plan, that is intended to eventually replace the existing 2005 Option Plan at such point that there are no longer any options available for grant under the 2005 Option Plan.  Further description of the events leading up to the Board’s decision to adopt this new plan is set out more fully below, under “Proposal 4 -- Proposal to Amend 2005 Stock Option Plan,” below.  Following the adoption of the 2009 Plan, the Board granted options to purchase an aggregate of 200,000 shares of common stock and RSUs for approximately 82,500 shares of common stock to its officers, directors and employees.  The grant of all such options and RSUs is conditioned upon the approval of the 2009 Plan at the Stockholders Meeting.  See “Awards under the Plan” for specific information with respect to grants of awards under the Plan to our officers and directors.  Approval of the Plan will result in the effectiveness of all of these awards.

The material features of the 2009 Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the 2009 Plan.  A full copy of the 2009 Plan is attached as Exhibit A.

Purpose

The 2009 Plan is intended to allow selected employees, officers and consultants of our Company or an affiliate to acquire or increase equity ownership in our Company, thereby strengthening their commitment to our success and stimulating their efforts on behalf of our Company, and to assist us and our affiliates in attracting new employees, officers and consultants and retaining existing employees, officers and consultants.  The 2009 Plan is also intended to optimize the profitability and growth of our Company and our affiliates through incentives which are consistent with our goals, to provide grantees with an incentive for excellence in individual performance to promote teamwork among employees, officers and consultants, and to attract and retain highly qualified persons to serve as non-employee Directors and to promote ownership by such non-employee Directors of a greater proprietary interest in our Company, thereby aligning such non-employee Directors’ interests more closely with the interests of our stockholders.  Where appropriate, the 2009 Plan may be utilized to provide annual cash incentive compensation opportunities that are competitive with those of other peer corporations.

Administration

The 2009 Plan will be administered by the Board with respect to non-employee Director grantees and by the compensation committee of the Board with respect to all other grantees.  The Board or Committee may delegate administrative authority to our Chief Executive Officer or Chief Operating Officer except with respect to awards to non-employee Directors (which must be administered by the full Board), awards to executive officers that are intended to comply with the Rule 16b-3 under the Securities Exchange Act of 1934 and awards intended to comply with the performance-based exception to tax deductibility limitations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  If and to the extent that compliance with Rule 16b-3 or the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable, such award must be administered by the Committee or a committee comprised of two or more Directors who qualify as “non-employee directors” under Rule 16b-3 and -outside directors” under Code Section 162(m).  The relevant person or group that administers the 2009 Plan with respect to an award is referred to in this summary as the “Committee.” Subject to the terms of the 2009 Plan, the Committee has full power and discretion to select those persons to whom awards will be granted (other than awards to non-employee Directors); to determine the amounts and terms of awards; to change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule; to determine and change the conditions, restrictions and performance criteria relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards including, but not limited to, changing the exercise price of any award; to construe and interpret the 2009 Plan and any award agreement: to establish, amend and revoke rules and regulations for the administration of the 2009 Plan; to make all determinations deemed necessary or advisable for administration of the 2009 Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the 2009 Plan and subject to certain exceptions, to amend, alter or discontinue the Plan or amend the terms of any award.

Eligibility

The 2009 Plan provides for awards to our employees and officers of our Company or an affiliate and consultants and potential consultants to our Company or an affiliate.

Some awards will be provided to officers and others who are deemed by us to be “insiders” for purposes of Section 16 of the Securities Exchange Act of 1934.  As of December 31, 2008, we and our affiliates had approximately 59 full-time and part-time employees and officers, and our management currently estimates that approximately 100% will be granted awards under the 2009 Plan.  An affiliate is defined in the 2009 Plan as any entity, individual, venture or division that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with our Company.  For this purpose, “control” means ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of an entity, or the power to direct the management and policies of the entity, by contract or otherwise.

The 2009 Plan also allows non-employee Directors to elect to receive all or any portion of their annual Director’s fees in the form of stock options.  The 2009 Plan also provides that the Board may implement procedures to allow non-employee Directors to elect to receive all or a portion of their annual Director’s fees in the form of common stock or deferred stock.  As of April 20, 2009, the Board had not implemented procedures to allow non-employee Directors to elect to receive any portion of their annual Director’s fees in the form of common stock or deferred stock.  If the nominees for election named in this proxy statement are elected, four Directors will qualify as non-employee Directors under the 2009 Plan in 2009.

Participation

The Committee may make award grants to eligible grantees (other than non-employee Directors) in its discretion, subject to the limits on awards.

The 2009 Plan permits non-employee Directors to elect to receive all or part of their annual Director’s fees in the form of stock options.  The 2009 Plan also provides that the Board may implement procedures to permit non-employee Directors to elect to receive all or part of their annual Director’s fees in the form of common stock or deferred stock, as described below.

Awards Under the Plan

Under the terms of the 2009 Plan, 1,500,000 shares of our common stock are authorized for delivery in settlement of awards.  These are in addition to the 3,749,329 shares of our common stock that are authorized for delivery under the 2005 Stock Option Plan (subject to shareholder approval of Proposal 4 – Amendment of the 2005 Stock Option Plan), of which 2,398,700 shares have already been issued or are subject to options previously granted under the 2005 Stock Option Plan that remain outstanding as of April 20, 2009.

The stock delivered to settle awards made under the 2009 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the 2009 Plan.  If any shares subject to any award granted under the 2009 Plan are forfeited or payment is made in a form other than shares or the award otherwise terminates without payment being made the shares subject to such awards will again be available for issuance under the 2009 Plan.  In addition, shares withheld or surrendered in payment of the exercise price for stock options or withheld for taxes upon the exercise or settlement of an award, will again be available for issuance under the 2009 Plan.

Upon recommendation of the Compensation Committee, on March 10, 2009 the Board approved the award to its executive officers and other employees of non-qualified stock options to purchase an aggregate of approximately 200,000 shares of common stock and RSUs for approximately 82,500 shares of common stock, subject to the approval of the 2009 Equity Incentive Plan by our shareholders.  These grants included options to purchase up to 87,207 shares of our common stock and 28,490 RSUs to Mr. Boone, options to purchase 24,863 shares of our common stock and 15,858 RSUs to Mr. Armond, options to purchase 31,113 shares of our common stock and 1,766 RSUs to Mr. Robinson, options to purchase 3,500 shares of our common stock and 14,017 RSUs to Mr. Fullmer, options to purchase 5,000 shares of our common stock and 12,650 RSUs to Ms. Outten and options to purchase 7,500 shares and 9,639 RSUs to Mr. Ginevich.  Such stock options will be exercisable for $7.02 per share periodically.  Upon a “change-of-control,” options granted to Messrs. Boone, Armond and Robinson will vest in their entirety.  The recipients of the above specified stock options will be entitled to convert their options to RSUs under the 2009 Equity Incentive Plan for a limited period of time at a ratio that varies for each individual and is between .4 RSUs for each stock option and .29 RSUs for each stock option.  Recognizing that the stock ownership of the Company’s executive officers is below industry standards, the Board has chosen to make these awards to align ownership with such standards. The Board did not adopt any targets for the grant of such securities for future years, but may nonetheless decide to make similar grants in the future.

If a dividend or other distribution, recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme or arrangement, split-up, spin-off or combination, or similar transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of grantees, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price or grant price relating to an award.

The Committee may also grant awards (“Acquired Entity Awards”) to employees or consultants of another corporation or other entity (an “Acquired Entity”) in substitution of stock or other stock-based awards held by any employees or consultants of such Acquired Entity who become eligible employees of our Company or any of our affiliates as a result of a merger or consolidation of the Acquired Entity into our Company or any of our affiliates or the acquisition of the Acquired Entity by us or any of our affiliates.  The Acquired Entity Awards are intended to preserve the economic value of the awards held by employees and/or consultants of the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates.  Acquired Entity Awards will not count against the overall limit on the number of shares of common stock available for issuance under this 2009 Plan nor will they count against the individual limits on awards described below.

Limits on Awards

The 2009 Plan contains several limits on the number of shares and the amount of cash that may be issued as awards.  Awards may not be granted to any individual in any calendar year for an aggregate number of shares of common stock in excess of 850,000 shares of common stock for awards granted in any calendar year.  In addition, the maximum potential value of any award that may be granted to the Chief Executive Officer or any of our other four highest compensated officers in any calendar year which may settled in cash or property other than common stock may not exceed $5 million.

Summary of Awards under the 2009 Plan

The 2009 Plan permits the granting of any or all of the following types of awards to all grantees other than non-employee Directors:

•	stock options including incentive stock options (“ISOs”), non-qualified stock options and stock appreciation rights (“SARs”);

•	restricted stock and deferred stock (including restricted stock units);

•	dividend equivalents;

•	performance units;

•	performance shares; and

•	other stock-based awards.

With respect to non-employee Directors, the 2009 Plan provides for an election to receive all or any portion of their annual fees in the form of stock options.  In addition, the Board has the authority under the 2009 Plan to adopt procedures to allow non-employee Directors to elect to receive all or any portion of their annual fees in the form of common stock and/or deferred stock.  Unless and until such procedures are adopted, annual Director’s fees may be paid in any combination of cash or stock options but may not be paid in the form of common stock or deferred stock.  As of April 20, 2009, the Board had not adopted any procedures to allow non-employee Directors to elect to receive any portion of their annual fees in common stock or deferred stock.

Generally, awards under the 2009 Plan (other than non-employee Director awards) are granted for no consideration other than prior and future services.  Awards (other than non-employee Director awards) granted under the 2009 Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2009 Plan or other plan of our Company.  The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The Committee is authorized to grant stock options, including ISOs (except that ISOs may only be granted to employees), nonqualified stock options, and SARs.  A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant.  An SAR entitles the grantee to receive the excess of the fair market value of a share on the date of exercise over the grant price of the SAR.  The purchase price per share of stock subject to a stock option and the grant price of an SAR is determined by the Committee and set forth in the award agreement.  The purchase price per share under any option cannot be less than the fair market value of a share on the grant date; provided, however, that if grantee owns more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, the purchase price under an ISO may not be less than 110% of the fair market value of the Company’s common stock on the date of the grant.  The purchase price per share under any other non-qualified stock option cannot be less than par value of the stock.  The term of each option or SAR is determined by the Committee and set forth in the award agreement, except that the term of ISOs and SARs granted in tandem with ISOs may not exceed ten years (and may not exceed five years, if grantee owns more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company).  Such awards are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement.  Options may be exercised by payment of the purchase price in cash, stock or other outstanding awards, or may be exercised on a cashless basis (subject to applicable law), or as the Committee determines.  Methods of exercise and settlement and other terms of the SARs will be determined by the Committee.

Restricted Stock and Deferred Stock

The Committee may award restricted stock consisting of shares which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse.  A grantee receiving restricted stock will have all of the rights of a stockholder of our Company, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement.  Upon the grantee’s termination of affiliation with the Company and all of its affiliates during the restriction period, restricted stock will be forfeited, subject to such exceptions, if any, as are provided in the award agreement or any other agreement with the grantee.

The Committee may also make deferred stock awards, generally consisting of a right to receive shares at the end of specified deferral periods.  Awards of deferred stock may be subject to a risk of forfeiture as provided in the award agreement.  If the grantee terminates his or her affiliation with the Company and its affiliates before the forfeiture restrictions have lapsed, the grantee’s right to the deferred stock will be forfeited, subject to such exceptions, if any, as are provided in the award agreement or any other agreement with the grantee.  The Company will deliver to the grantee shares of common stock in settlement of vested deferred stock on the earlier of the date specified in the award agreement or upon the occurrence of a distribution event (death, disability, separation from service, change of control of the Company or unforeseeable financial hardship), if any, specified in the award agreement.

Deferred stock awards carry no voting or other rights associated with stock ownership.  Except as otherwise provided in the award agreement, grantees will receive dividend equivalents with respect to deferred stock, which will be deemed to be reinvested in additional shares of deferred stock.

Dividend Equivalent

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive a payment in an amount equal to the dividends on a specified number of shares of our common stock.  Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2009 Plan.

Performance Unit

The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement.  The initial value of a performance unit will be determined by the Committee at the time of grant.  The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.  It is expected that the performance measures for performance units will generally be selected from among those listed in the 2009 Plan.

Performance Shares

The Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement.  The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.  It is expected that the performance measures for performance shares will generally be selected from among those listed in the 2009 Plan.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2009 Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities.  The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Director Election To Receive Fees as Common Stock, Deferred Stock and/or Stock Options

A non-employee Director may elect to have all or part of his or her annual Director’s fees paid in the form of stock options (“Directors’ Options”).  The number of shares subject to Directors’ Options will be determined so that the Directors’ Options will have an economic value (determined by Black-Scholes or similar option pricing model) equal to the amount of the annual Directors’ fees the non-employee Director elects to convert into the Directors’ Options.  The purchase price per share under the Directors’ Options will equal the fair market value of a share of common stock on the grant date.  Directors’ Options will be fully vested and exercisable at all times throughout the term of the option.  The option term will be determined by the Board and uniformly applied to all Directors’ Options granted on the same date but may not exceed the earlier of (i) ten years from the date of grant or (ii) five years after the date the non-employee Director ceases to serve as a non-employee Director.

In addition, the Board may adopt procedures under the 2009 Plan to allow each non-employee Director to receive all or part of his or her annual Director’s fees in the form of shares of common stock, valued at their fair market value on the date the fees would otherwise have been payable in cash.  The Board may also adopt procedures to allow non-employee Directors to elect (before the annual Director’s fees are otherwise payable) to defer (until such later date elected by the Director) the receipt of such shares.  Dividends that would have been paid on deferred stock may be deferred or paid in cash, as elected by the non-employee Director.  All deferred stock is nonforfeitable.  As of April 20, 2009, the Board had not adopted any procedures to allow non-employee Directors to elect to receive any portion of their annual fees in the form of common stock or deferred stock.

Performance-Based Awards

The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the 2009 Plan, or as a condition to accelerating the timing of such events.

The performance measure(s) to be used for purposes of any awards (other than stock options or SARs) intended to satisfy the “performance based” exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following:

•	earnings (either in the aggregate or on a per-share basis);

•	net income or loss;

•	operating income or loss;

•	operating profit;

•	cash flow (as modified or adjusted for purposes of reporting cash flow in accordance with industry practice);

•	stockholder returns (including return on assets, investments, equity, or gross sales) (including income applicable to common stockholders or other class of stockholders);

•	return measures (including return on assets, equity, or sales);

•
earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA) (as modified or adjusted for purposes of reporting EBITDA in accordance with industry practice);

•	gross revenues;

•	share price (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);

•	reductions in expense levels in each case where applicable determined either on a Company-wide basis or in respect of any one or more business units;

•	net economic value;

•	market share;

•	annual net income to common stock;

•	annual cash flow provided by operations;

•	changes in annual revenues;

•
strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

•	economic value added;

•	sales;

•	costs;

•	results of customer satisfaction surveys;

•	aggregate product price and other product price measures;

•	safety record;

•	service reliability;

•	operating and maintenance cost management;

•	debt rating; and/or

•	achievement of business or operational goals such as market shares and/or business development.

The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m) may not be adjusted upward (the Committee retains the discretion to adjust such awards downward), unless the Committee intends to amend the award to no longer qualify for the performance-based exception.

Payment of Awards

Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee.  The 2009 Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of our obligations under the 2009 Plan.  The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transfer Limitations on Awards

Awards granted under the 2009 Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution.  Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative.  However, transfers of awards for estate planning purposes may be permitted in the discretion of the Committee.

Payment of Taxes

The Committee may provide that when taxes are to be withheld in connection with the exercise of a stock option by a stockholder, or upon the lapse of restrictions on restricted stock, or upon the transfer of deferred stock, or upon payment of any other benefit or right under the 2009 Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the stock holder may elect to make payment for the withholding of federal, state and local taxes:

(i)	payment of an amount in cash equal to the amount to be withheld;

(ii)	delivering part or all of the amount to be withheld in the form of common stock valued at their fair market value on the Tax Date;

(iii)
requesting the Company to withhold from those shares of common stock that would otherwise be received upon exercise of the stock option, upon the lapse of restrictions on restricted stock, or upon the transfer of deferred stock, a number of shares having a fair market value on the Tax Date equal to the amount to be withheld; or

(iv)	withholding from any compensation otherwise due to the grantee.

If the Company withholds shares in accordance with item (iii) above, it will be required to pay for the benefit of the employee, the tax liability related thereto.

Amendment to and Termination of the 2009 Plan

The 2009 Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted.  Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2009 Plan or broaden eligibility.  Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the 2009 Plan, no amendment or termination of the 2009 Plan may materially and adversely affect the right of a grantee under any award granted under the 2009 Plan.

Unless earlier terminated by the Board, the 2009 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on March 10, 2019.  The terms of the 2009 Plan shall continue to apply to any awards made prior to the termination of the 2009 Plan until we have no further obligation with respect to any award granted under the 2009 Plan.

Federal Income Tax Consequences

We believe that under present law the following are the federal tax consequences generally arising with respect to awards granted under the 2009 Plan.  This summary is for stockholder information purposes and is not intended to provide tax advice to grantees.

Incentive Stock Options. For regular federal income tax purposes, a grantee will not realize taxable income upon either the grant of an ISO or its exercise if the grantee has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an ISO are not sold or otherwise disposed of by the grantee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the grantee. The amount of gain or loss realized by the grantee upon such a sale or other disposition will be measured by the difference between the amount realized on disposition of the share by the grantee and the exercise price of the ISO (the grantee’s basis in the stock). If the grantee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the grantee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain.

Nonqualified Stock Options and SARs.  A grantee will not realize income upon the grant of a nonqualified option (a “NQO”) or an SAR. Upon the exercise of a NQO or an SAR, the grantee will be required to recognize ordinary income in an amount equal to the excess of the fair market value of the stock receive upon exercise of the NQO or SAR over the exercise price of the NQO or grant price of the SAR. Any compensation includable in the gross income of an employee with respect to a NQO or SAR will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the grantee recognizes compensation income.

Other Awards.  In the case of any other awards granted under the 2009 Plan that may be settled either in cash, in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received on the date such cash, stock or other property is received.  We will be entitled to a deduction for the same amount.

With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier unless the grantee makes an election under Section 83(b) of the Code within 30 days after the date of grant, in which case the grantee will recognize ordinary income equal to the fair market value of the shares or other property on the date of grant. We will be entitled to a deduction for the same amount and at the same time that the grantee recognizes ordinary income.

Special Tax Rules Relating to Nonqualified Deferred Compensation.  Code Section 409A provides for acceleration of income and tax penalties on a grantee with respect to nonqualified deferred compensation if certain conditions are not met.  These conditions restrict the timing of deferral elections and require deferred compensation to be paid only on a specified date or on the occurrence of one of the five following events: separation from service, death, disability, change of control of the Company (or the affiliate for whom the grantee works) or unforeseeable financial hardship.  Generally, payment of deferred compensation may not be accelerated and additional restrictions and limitations are imposed on extensions of any deferral period.

The requirements of Code Section 409A may apply to any award which is considered deferred compensation within the meaning of Code Section 409A, including certain stock options, SARs, deferred stock and other grants that may result in the deferral of federal income tax to a date later than 2½ months after the end of the year in which grantee’s right to the compensation is no longer subject to a substantial risk of forfeiture.  Options and SARs will generally be exempt from the requirements of Section 409A if the option price of the option or the grant price of an SAR is not less than the fair market value of the Company’s common stock on the date that the option or SAR is granted and the option or SAR does not include any additional deferral features other than the right to exercise the option and receive common stock.  Extensions and other modifications of outstanding options and SARs may cause such awards to lose their exempt status and become subject to the requirements of Section 409A.

An award that is subject to Code Section 409A and does not meet the requirements imposed under Code Section 409A will subject the grantee to (i) acceleration of federal income tax on the outstanding award and all other similar awards that are subject to Code Section 409A, (ii) a 20% excise tax on the amount includable in income and (iii) interest on the amount of taxes that would have been collected if the awards had been includable in income in the later of January 1, 2005 or the year in which the employee earns a vested right to the award.  The Company will be entitled to claim a tax deduction on any compensation recognized by a grantee under Section 409A at the same time that the grantee recognizes such income.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the 2009 Plan.  The summary does not address the effects of foreign, state and local tax laws.  Because of the variety of awards that may be made under the 2009 Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

The Board of Directors unanimously recommends that you vote “FOR”
the approval of the Company’s 2009 Equity Incentive Plan.

PROPOSAL 4

AMENDMENT OF THE AMERICAN CARESOURCE HOLDINGS, INC.
2005 STOCK OPTION PLAN

The Company’s shareholders are being asked to approve an amendment to the 2005 Stock Option Plan, which increases the number of shares available for stock option grants under the plan.

Amendment to the 2005 Stock Option Plan

Our 2005 Stock Option Plan was approved by our stockholders at the Special Meeting of Stockholders held on January 17, 2005.  Under the Company’s 2005 Stock Option Plan, as it is currently in effect, a maximum of 3,249,329 shares of our common stock are available for issuance pursuant to the exercise of stock options granted thereunder, and as of April 20, 2009, 2,398,700 shares of common stock have either been issued pursuant to the exercise of options that been granted under the plan or are subject to options that are currently outstanding under the plan.  At the end of 2008, following the recent dramatic sales and operational growth of the Company and the increase in the need to hire qualified executives, the Compensation Committee observed that the Company did not have adequate shares reserved under the 2005 Option Plan to provide for the grant of sufficient stock options to attract and properly compensate executives and employees of the caliber that it deemed necessary to advance the Company's programs.  While the Compensation Committee of the Board of Directors considered adopting a new, more complete and flexible equity plan, an additional 500,000 shares were authorized by the Board under the existing 2005 Stock Option Plan to facilitate the short term needs of the Compensation Committee while the new Plan was being considered.  On December 11, 2008, the Board granted options to purchase an aggregate of 13,000 shares of common stock to five individuals at a purchase price of $7.00 per share.  On November 14, 2008, the Board granted James Robinson, our Senior Vice President, Sales and Marketing, options to purchase 225,000 shares of common stock at a purchase price of $6.87 per share.  The grant to Mr. Robinson is subject to approval of the amendment of the Plan at the Stockholders Meeting.

Therefore, our Board of Directors recommends that the 2005 Stock Option Plan be amended to increase the number of shares available for grant under the plan from 3,249,329 shares to 3,749,329 shares (the “Proposed 2005 Stock Option Plan Amendment”).  If approved, this increase of 500,000 shares would provide sufficient common stock to cover the grants previously made to the Company’s recently hired new officers and employees.

Summary of the 2005 Stock Option Plan

The following is a summary of the material provisions of our 2005 Stock Option Plan and is qualified in its entirety by reference to the complete text of our 2005 Stock Option Plan, including the proposed amendment, a copy of which is attached to this proxy statement as Appendix B.

The 2005 Stock Option Plan is designed to furnish additional incentives to key employees, directors, nominees and consultants of American CareSource Holdings, Inc., upon whose judgment, initiative and efforts the successful conduct of our business largely depends, and to strengthen the ability of the Company to attract and retain in its employ, or as a member of its Board of Directors, persons of training, experience and ability.   The Board believes it is beneficial to expand the option pool by 500,000 shares to 3,749,329.

The 2005 Stock Option Plan is currently administered by our Board of Directors.   Our Board of Directors may delegate the administration of the 2005 Stock Option Plan to any committee, subcommittee or person charged with the administration of the Plan.  For purposes of the following discussion, the term “Administrator” means the Board of Directors or the committee to whom it delegates its authority as provided above.  The Administrator has the authority, subject to the terms of the 2005 Stock Option Plan, to determine the individuals to whom options will be granted, the times at which options will be granted and the terms and conditions of the options.

Eligibility.  Options may be granted to our directors, officers, employees, consultants, and advisors.  Options intended to qualify as incentive stock options (“ISOs”) meeting the requirements of Section 422 of the Internal Revenue Code, or any successor provision, may only be granted to key employees while actually employed by us.  Non-employee directors, consultants and advisors are not entitled to receive ISOs under the 2005 Stock Option Plan, but may receive grants of non-qualified stock options.

Option Price.  The option price for ISOs generally will be 100% of the fair market value of the Company’s common stock on the date the option is granted; however, if the participant in the 2005 Stock Option Plan owns more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, the option price will be not less than 110% of the fair market value of the Company’s common stock on the date of the grant.  The fair market value of the Company’s common stock first becoming subject to exercise as an incentive stock option by an optionee who is an employee during any given calendar year may not exceed $100,000.  The option price for non-qualified stock options will be determined by the Administrator and may be less than, equal to or greater than the fair market value of the Company’s common stock on the date of grant.  Fair market value for purposes of the 2005 Stock Option Plan is the closing market price of the Company’s common stock as reported on the market determined by the Board to be the primary market for the common stock on the date of grant (currently, NASDAQ).  In the event that the Company’s common stock is not traded on a recognized market at the time of grant, the Administrator will determine fair market value.

Duration of Options.  Each stock option will terminate on the date fixed by the Administrator, which will not be more than ten years after the date of the grant.  If the participant in the 2005 Stock Option Plan owns more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, and an incentive stock option is granted to such participant, the option will terminate on the date fixed by the Administrator, which will not be more than five years after the date of grant.

Vesting.  Options become exercisable when they have vested.  The Administrator will specify the relevant vesting provisions at the time of the grant.

Exercise Period.  The exercise period for options granted under the 2005 Stock Option Plan may not exceed 10 years from the date of grant.

Payment.  The Administrator will determine whether exercise of options will be settled in whole or in part in cash, common stock or other securities of the Company or other property.

Shares That May Be Issued under the 2005 Stock Option Plan.  As currently in effect, a maximum of 3,249,329 shares of American CareSource Holdings’ common stock, which number may be adjusted as described below, are available for issuance pursuant to the exercise of stock options granted under the 2005 Stock Option Plan.  If the Proposed 2005 Stock Option Plan Amendment is approved, the number of shares available for grant under the 2005 Stock Option Plan will increase to 3,749,329 shares.  If any stock option terminates or is canceled for any reason without having been exercised in full, the shares of stock not issued will then become available for additional grants of options.  The number of shares available under the 2005 Stock Option Plan is subject to adjustment in the event of any stock split, stock dividend, recapitalization, spin-off or other similar action.

Number of Options Outstanding.  As of April 20, 2009, options to purchase 2,398,700 shares of common stock have been granted and are outstanding under the 2005 Stock Option Plan.  The strike price of the options ranges from $0.31 to $7.80.  The following table sets forth information regarding the number of options outstanding and the exercise price of these options.

	Number of Options Outstanding	Weighted Average Exercise Price

Options outstanding 12/31/2007	2,000,563	$1.41
Options granted 2008	1,114,500	$4.88
Options granted 1/1/2009 to 4/20/09	49,500	$7.02
Options exercised	(706,630)	$0.65
Options cancelled	(59,233)	$2.28

Options outstanding 4/20/09	2,398,700	$3.33

Number of Options Outstanding at April 20, 2009	Exercise Price
440,450	Under $1.00
385,750	$1.00 - $2.00
340,000	$2.01 - $3.00
490,000	$3.01 - $4.00
221,000	$4.01 - $5.00
50,000	$5.01 - $6.00
238,000	$6.01 - $7.00
233,500	Greater than $7.00
2,398,700

Of the options outstanding at April 20, 2009, options to acquire an aggregate of 1,120,977 shares of common stock are fully vested.  Options to acquire a total of 1,517,735 shares of common stock were granted on May 16, 2005, of which 146,143 vested immediately. On various dates from 2005 through 2008, options to acquire 791,599 shares of our common stock were granted to directors and are subject to vesting monthly over a period ranging from one to three years.  Options to acquire an aggregate of 437,439 shares of our common stock have been granted to our President and Chief Executive Officer, David S. Boone as follows: 179,946 shares on May 1, 2005; 22,493 shares on November 3, 2005; 100,000 shares on September 23, 2007, each grant vesting monthly over three years.  In addition, Mr. Boone was granted 135,000 shares on March 26, 2008.  Options to acquire 175,000 and 75,000 shares of our common stock were granted to our Chief Financial Officer, Steven J. Armond, on October 25, 2007 and March 26, 2008, respectively.  The initial grant on October 25, 2007 vests monthly over three years.  The shares granted to both Mr. Boone and Mr. Armond on March 26, 2008 vest 25% annually beginning on the first anniversary of the grant, then monthly thereafter.

Income Tax Consequences.  Under present law the federal income tax treatment of stock options under the 2005 Stock Option Plan is generally as follows:

Incentive Stock Options. For regular income tax purposes, an optionee will not realize taxable income upon either the grant of an ISO or its exercise if the optionee has been an employee of Patient Infosystems or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an ISO are not disposed of by the optionee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the optionee. The amount of gain or loss realized upon such a sale or other disposition will be measured by the difference between the amount realized and the earlier exercise price of the ISO (the optionee’s basis in the stock). If the optionee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain.

Nonqualified Stock Options. An optionee will not realize income upon the grant of a nonqualified option. Upon the exercise of a nonqualified option, an optionee will be required to recognize ordinary income in an amount equal to the excess of the fair market value at the date of exercise of the NQO over the option price. Any compensation includable in the gross income of an employee with respect to a NQO will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the optionee recognizes compensation income.  In the limited circumstances in which an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) exercises a NQO, which exercise is not exempt under Section 16(b), no income is recognized for federal income tax purposes at the time of exercise unless the optionee makes an election under Section 83(b) of the Code within 30 days after the date of exercise, in which case the rules described in the second preceding paragraph would apply. Where such an election is not made, the optionee will recognize ordinary income on the first date that sale of such shares would not create liability under Section 16(b) of the 1934 Act (this is generally, but not necessarily, six months after the date of exercise). The ordinary income recognized to such an optionee will be the excess, if any, of the fair market value of shares on such later date over the option exercise price.  The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual’s particular tax status and his other tax attributes may result in different tax consequences from those described above. Therefore, any participant in the Stock Option Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of such options and the disposition of any stock acquired pursuant to the exercise of such options.

Termination of and Amendments to the 2005 Stock Option Plan.  The Board of Directors may amend the 2005 Stock Option Plan from time to time, except that no amendment will be made without stockholder approval if such approval is necessary to comply with applicable law.   The affirmative vote of a majority of the stockholder votes cast is required to approve any amendment to our 2005 Stock Option Plan.  No options may be granted under the 2005 Stock Option Plan after 2015.

The Board of Directors unanimously recommends that you vote “FOR”
the amendment to the Company’s 2005 Stock Option Plan.

ANNUAL REPORT TO STOCKHOLDERS

In addition to the proxy statement and proxy card, a copy of the 2008 Annual Report of the Company, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and which is not a part of the proxy soliciting material, is enclosed.  The Annual Report on Form 10-K, which includes our audited financial statements, is being furnished to you without the exhibits thereto.  Upon your request, we will provide you with a copy of the exhibits.  You may under some circumstances be responsible for our reasonable expenses in furnishing such exhibits.

You can write to our Secretary at 5429 Lyndon B. Johnson Freeway, Suite 850, Dallas, Texas 75240, or telephone us at 972-308-6830 for additional copies of the Company’s Annual Report on Form 10-K, excluding the exhibits thereto, without charge.  You can also access our Form 10-K and other periodic filings we make with the SEC from the SEC’s EDGAR database at www.sec.gov.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Only one copy of our Annual Report and proxy materials is being mailed to stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders.  The Company will deliver promptly upon written or oral request a separate copy of the Annual Report and proxy materials to a stockholder at a shared address to which a single copy was delivered.  Stockholders wishing to receive additional copies of either the Annual Report or the proxy materials for the 2009 Annual Meeting of Stockholders without charge or who share an address with another stockholder and are receiving multiple copies and would like to receive a single copy should call Investor Relations at (972) 398-6830 or write to Investor Relations at the Company at the Company’s executive offices.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Stockholders who wish to present proposals to be included in our proxy materials for the 2010 Annual Meeting of Stockholders must submit such proposals in proper form to our Secretary at American CareSource Holdings, Inc., 5429 Lyndon B. Johnson Freeway, Suite 850, Dallas, TX 75240 by December 22, 2009.  If a stockholder’s proposal is not submitted for inclusion in the 2009 proxy materials, but instead the stockholder seeks to present the proposal directly at the 2010 Annual Meeting of Stockholders, SEC rules permit us to exercise discretionary voting authority to the extent conferred by proxy if we: (1) receive notice of the proposal before March 9, 2010 and advise stockholders in the 2010 proxy statement of the nature of the proposal and how we intend to vote on such matter or (2) do not receive notice of the proposal before March 9, 2010.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Company’s 2009 Annual Meeting of Stockholders.  However, if any other matter should properly come before the meeting, the persons authorized by the accompanying proxy card will vote and act with respect thereto, in what according to their judgment, is in the interests of American CareSource Holdings and its stockholders.

EXHIBIT A

THE AMERICAN CARESOURCE HOLDINGS, INC. 2009 EQUITY INCENTIVE PLAN

Article 1.

Effective Date, Objectives and Duration

1.1        Effective Date of the Plan.  American CareSource Holdings, Inc., a Delaware corporation (the “Company”), adopted  the 2009 Equity Incentive Plan (the “Plan”) on March 10, 2009, subject to approval by the Company’s stockholders.  The terms of the Plan, as so amended, are set forth herein.

1.2        Objectives of the Plan.  The Plan is intended (a) to allow selected employees and officers of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees, officers and consultants, (b) to provide annual cash incentive compensation opportuni-ties that are competitive with those of other peer corporations, (c) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, and (e) to promote teamwork among employees, officers, consultants and Non-Employee Directors, and (f) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3        Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 14 hereof, until the earlier of March 10, 2019, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Stock granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1        “Affiliate” means any Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.  For purposes of this definition, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

2.2        “Award” means Options (including non-qualified options and Incentive Stock Options and Director Options), Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Dividend Equivalents, or Other Stock-Based Awards granted under the Plan.

2.3        “Award Agreement” means the written agreement by which an Award shall be evidenced.

2.4        “CEO” means the Chief Executive Officer of the Company.

2.5        “COO” means the Chief Operating Officer of the Company.

2.6        “Code” means the Internal Revenue Code of 1986, as amended from time to time.  References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.7        “Committee” or “Stock Option Committee” has the meaning set forth in Section 3.1.

2.8        “Common Stock” means the common stock, $0.01 par value, of the Company.

2.9        “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is one of the group of “covered employees,” within the meaning of Code Section 162(m), with respect to the Company.

2.10      “Deferred Stock” means a right, granted under Section 10.1 or Article 13, to receive Shares at the end of a specified deferral period.

2.11      “Director Option” means a non-qualified Option granted to a Non-Employee Director under Article 13.

2.12      “Disability” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code.

2.13      “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.14      “Eligible Person” means any employee (including any officer) of, or non employee consultant to, or Non Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or non employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an “Eligible Person” shall be any employee (including any officer) of the Company or any Subsidiary Company.

2.15      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.  Ref-erences to a particular section of the Exchange Act include references to successor provisions.

2.16      “Fair Market Value” means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date, (i) the closing price on the date of determination reported in the table entitled “New York Stock Exchange Composite Transactions” contained in The Wall Street Journal (or an equivalent successor table) (or, if no sale of Shares was reported for such date, on the most recent trading day prior to such date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the closing sales price of the Shares on such other national exchange on which the Shares are principally traded, or as reported by the National Market System, or similar organization, as reported in the appropriate table or listing contained in The Wall Street Journal, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee.

2.17      “Grant Date” means the date on which an Award is granted or, in the case of a grant to an Eligible Person, such later date as specified in advance by the Committee.

2.18      “Grantee” means a person who has been granted an Award.

2.19      “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.20      “including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.21      “Management Committee” has the meaning set forth in Section 3.1(b).

2.22      “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.23      “Other Stock-Based Award” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.24      “Option” means an option granted under Article 6 or Article 13 of the Plan.

2.25      “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.26      “Option Term” means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

2.27      “Performance-Based Exception” means the performance-based exception from the tax deductibil-ity limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder).

2.28      “Performance Measures” has the meaning set forth in Section 4.4.

2.29      “Performance Period” means the time period during which performance goals must be met.

2.30      “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.31      “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.32      “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.33      “Restricted Shares” means Shares that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.34      “Rule 16b 3” means Rule 16b 3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.35      “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.36      “Section 16 Non-Employee Director” means a member of the Board who satisfies the require-ments to qualify as a “non-employee director” under Rule 16b-3.

2.37      “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

2.38      “Share” means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.39      “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.40      “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company.

Article 3.

Administration

3.1           Committee.

(a)        Subject to Articles 13 and 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Stock Option Committee” or the “Committee”) appointed by the Board from time to time.  Notwithstanding the foregoing, either the Board or the compensation committee of the Board (the “Compensation Committee”) may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee.  To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors.  The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b 3 and the Performance-Based Exception as then in effect.

(b)        The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), to the CEO, or to the COO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.  As of the Effective Date, the authority of the Committee with respect to Awards to Grantees other than Non-Employee Directors and senior vice presidents or higher ranking officers of the Company or any Affiliate shall be delegated to the CEO and the COO.  This delegation shall remain in effect until such time as the Board or the Compensation Committee rescinds or modifies such delegation.

(c)        Unless the context requires otherwise, any references herein to “Committee” include references to the Stock Option Committee, to the Board or Compensation Committee to the extent either has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and the Management Committee, the CEO or the COO to the extent they have been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors under Article 13, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Stock Option Committee or the Compensation Committee.

3.2        Powers of Committee.  Subject to and consistent with the provisions of the Plan (including Article 13), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)        to determine when, to whom and in what types and amounts Awards should be granted; provided that grants to Non-Employee Directors shall be made solely pursuant to Article 13;

(b)        to grant Awards to Eligible Persons in any number, and to determine the terms and conditions ap-plicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c)        to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, or Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d)        to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)        to determine the Option Term;

(f)         to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g)        to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)        to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

(i)         to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)         to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)        to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)         to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)       to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n)        to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substi-tution therefor;

(o)        to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p)        to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or, except with respect to Awards granted pursuant to Article 13, in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(q)        to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r)         to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action.  If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

Article 4.

Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1        Number of Shares Available for Grants.  Subject to adjustment as provided in Section 4.2, and ex-cept as provided in Section 5.6(b) the number of Shares hereby reserved for delivery under the Plan shall be 1,500,000.

If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.  If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares shall again be available for grant under the Plan.

The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares to which an Award relates pursuant to the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2        Adjustments in Authorized Shares and Awards.  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (d) the number and kind of Shares of outstanding Restricted Shares or relating to any other outstanding Award in connection with which Shares are subject, and (e) the number of Shares with respect to which Awards may be granted to a Grantee, as set forth in Section 4.3; provided in each case, that with respect to Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Option (determined as if such Option was an Incentive Stock Option)  to violate Section 424(a) of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

4.3        Compliance with Section 162(m) of the Code.  To the extent the Committee determines that compliance with the Performance-Based Exception is desirable, the following shall apply:

(a)        Section 162(m) Compliance.  All Awards granted to persons the Committee believes likely to be Covered Employees shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required.  In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

(b)        Annual Individual Limitations.  No Grantee may be granted Awards (other than Awards that can-not be satisfied in Shares) with respect to more than 850,000 Shares, subject to adjustment as provided in Sec-tion 4.2 and except as otherwise provided in Section 5.6(b).  The maximum potential value of Awards to be settled in cash or property (other than Shares) that may be granted with respect to any calendar year to any Grantee expected to be a Covered Employee (regardless of when such Award is settled) shall not exceed $5,000,000.  (Thus, Awards that accrue over more than one calendar year (or fiscal year) may exceed the one-year grant limit in the prior sentence at the time of payment or settlement.)

4.4        Performance-Based Exception Under Section 162(m).  Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following:

(a)        Earnings (either in the aggregate or on a per-share basis);

(b)        Net income or loss;

(c)        Operating income or loss;

(d)        Operating profit;

(e)        Cash flow (as modified or adjusted for purposes of reporting cash flow in accordance with industry practice);

(f)         Stockholder returns (including return on assets, investments, equity, or gross sales) (including in-come applicable to common stockholders or other class of stockholders);

(g)        Return measures (including return on assets, equity, or sales);

(h)        Earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA) (as modified or adjusted for purposes of reporting EBITDA in accordance with industry practice);

(i)         Gross revenues;

(j)         Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(k)        Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

(l)         Net economic value;

(m)       Market share;

(n)        Annual net income to common stock;

(o)        Annual cash flow provided by operations;

(p)        Changes in annual revenues;

(q)        Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(r)         Economic value added;

(s)        Sales;

(t)        Costs;

(u)       Results of customer satisfaction surveys;

(v)       Aggregate product price and other product price measures;

(w)       Safety record;

(x)        Service reliability;

(y)       Operating and maintenance cost management;

(z)        Debt rating; and/or

(aa)      Achievement of business or operational goals such as market share and/or business development;

provided that applicable performance measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.  For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code.  The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon  a set increase, set positive result, maintenance of the status quo, set decrease or set negative result.  Performance Measures may differ for Awards to different Grantees.  The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award.  Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).  The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception.  All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 5.

Eligibility and General Conditions of Awards

5.1        Eligibility.  The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.  Each Person who, on any date on which an Award is to be granted pursuant to Article 13, is a Non-Employee Director eligible to be granted an Award pursuant to Article 13 automatically shall be granted an Award pursuant to Article 13 on such date.

5.2        Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3        General Terms and Termination of Affiliation.  The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 14.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee.  Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services.  Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

5.4           Nontransferability of Awards.

(a)        Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 as amended, or the rules thereunder.

(b)        No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)        Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Director Options, and Awards other than Incentive Stock Options and Deferred Stock, may be transferred, without consideration, to a Permitted Transferee.  For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews.  Such Award may be exercised by such transferee in accordance with the terms of such Award.  If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee.  A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)        Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the ex-tent required under applicable law.

5.5        Cancellation and Rescission of Awards.  Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6        Stand-Alone, Tandem and Substitute Awards.

(a)        Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception.  If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award.  Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits.

(b)        The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by employees of or consultants to another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.  The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this subsection (b).

5.7        Compliance with Rule 16b-3.

(a)        Six-Month Holding Period Advice.  Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b):  (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b)        Reformation to Comply with Exchange Act Rules.  To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)        Rule 16b-3 Administration.  Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired.  Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8        Deferral of Award Payouts.  The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards.  If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals.  Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.

Stock Options

6.1        Grant of Options.  Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2        Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3        Option Price.  The Option Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.  Subject to the adjustment allowed under Section 4.2, neither the Committee nor the Board shall have the authority or discretion to change the Option Price of any outstanding Option.

6.4        Grant of Incentive Stock Options.  At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option.  Any Option designated as an Incentive Stock Option:

(a)        shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b)        shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c)        shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)        shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)        shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)        shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”), within 10 days of such a Disqualifying Disposition;

(g)        shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)        shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5        Payment.  Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)        cash, personal check or wire transfer;

(b)        delivery of Common Stock owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c)        with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise

(d)        with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(e)        subject to applicable law (including the prohibited loan provisions of Section 402 of the Sar-banes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Option Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.

Stock Appreciation Rights

7.1        Issuance.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan.  Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6.  Any SAR related to an Option must be granted at the same time such Option is granted and have the same term.  The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2        Award Agreements.  Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3        Grant Price.  The grant price of a SAR shall be determined by the Committee in its sole discretion; provided that the grant price shall not be less than the lesser of 100% of the Fair Market Value of a Share on the date of the grant of the SAR, or the Option Price under Option to which the SAR relates.

7.4        Exercise and Payment.  Upon the exercise of SARs, the Grantee shall be entitled to receive the value thereof.  The Fair Market Value of a Share on the date of exercise of SARs shall be determined in the same manner as the Fair Market Value of a Share on the date of grant of an Option is determined.  SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company.  The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised.  Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.Grant Limitations.  The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee's sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8.

Restricted Shares

8.1        Grant of Restricted Shares.  Subject to and consistent with the provisions of the Plan, the Commit-tee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2        Award Agreement.  Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine.  The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, disability, normal or approved early retirement, or involuntary termination by the Company or an Affiliate without “cause”.

8.3        Consideration for Restricted Shares.  The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4        Effect of Forfeiture.  If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture.  The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical.  Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5        Escrow; Legends.  The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan.  If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.

Performance Units and Performance Shares

9.1        Grant of Performance Units and Performance Shares.  Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2        Value/Performance Goals.  The Committee shall set performance goals in its discretion which, de-pending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.  With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

(a)        Performance Unit.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b)        Performance Share.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3        Earning of Performance Units and Performance Shares.  After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee.  If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.

Deferred Stock

10.1                   Grant of Deferred Stock.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock to any Eligible Person, in such amount and upon such terms as the Committee shall determine; provided that any such grant of Deferred Stock shall either (i) qualify as a short-term deferral within the meaning of final regulations under Section 409A of the Code or (ii) conform in form and substance with applicable regulations promulgated under Section 409A of the Code to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Shares.  Deferred Stock which qualifies as a short-term deferral within the meaning of final regulations under Section 409A of the Code are sometimes referred to as restricted stock units.

10.2                   Vesting and Delivery.  Delivery of Shares will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock.  In addition, an Award of Deferred Stock shall be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. Unless and only to the extent that the Committee shall provide otherwise in the Award Agreement, a Grantee awarded Deferred Stock will have no voting rights but will have the rights to receive Dividend Equivalents in respect of Deferred Stock, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock.  Except as provided in the Award Agreement, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited.

Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 12.

Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates.  Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards.  Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13.

Non-Employee Director Awards

13.1                   Exclusive Means for Non-Employee Director Awards.  Awards to Non-Employee Directors shall be made solely pursuant to this Article 13.

13.2                   Director Options.  Each Non-Employee Director may elect (an “Option Election”) to have all or any portion of the cash fees earned in his or her capacity as a Non-Employee Director (including annual retainer fees, meeting fees, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) (“Director Fees”) be paid as an Award of a Director Option.  An Option Election may be made with respect to the annual retainer fee payable to a Non-Employee Director for a calendar year, at any time prior to the first day of such calendar year, subject to such restrictions and advance written filing requirements as the Company may impose.  Each Option Election shall specify the portion of the annual retainer fee to be paid as an Award of a Director Option and shall remain in effect with respect to future annual retainer fees until the Non-Employee Director revokes or changes such Option Election with respect to the annual retainer payable for calendar years beginning after the date the Company receives such Non-Employee Director’s revocation or change..

Each Director Option and Award thereof shall be subject to the following terms and conditions:

(a)        Non-Employee Director Status.  A person must be a Non-Employee Director on the Grant Date of a Director Option in order to be granted such Director Option.

(b)        The Grant Date for each such Director Option shall be the date the annual retainer fee or portion thereof would otherwise have been paid in cash.

(c)        The number of Shares subject to each such Director Option shall be the amount of the annual retainer fee or portion thereof that would otherwise have been paid in cash on the Grant Date, divided by the per-Share Modified Black-Scholes Value of the Director Option as of the Grant Date, rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share (and otherwise rounding down to the next lower whole number of Shares).  For purposes of this Article 13 “Modified Black-Scholes Value” means the per share fair value of the Director Option determined using the modified Black Scholes option pricing model or similar option pricing model, and applied on the basis of such risk-free interest rate, expected option life, volatility, average stock price, and other applicable parameters, or formula therefor, as the Company in its sole discretion approves.

(d)        Option Price.  The Option Price for each Director Option shall be 100 percent of the Fair Market Value of a Share on the Grant Date.

(e)        Director Option Term.  The Option Term of each Director Option shall expire on the earlier of (i) an anniversary of the Grant Date determined by the Board and uniformly applied to all Director Options granted on a single Grant Date, not later than the tenth anniversary of the Grant Date, or (ii) five years, or such shorter period as the Board may determine, after the date the Grantee ceases to serve as a Non-Employee Director.

(f)         Vesting and Exercisability.  Each Director Option shall be fully vested and exercisable at any time, or from time to time, throughout the Option Term.

(g)        Method of Exercise.  A Grantee may exercise a Director Option, in whole or in part, during the Option Term, by giving written notice of exercise to the Human Resources Department of the Company, specifying the Director Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price by any one or any combination of the following means:

(i)         cash, personal check or wire transfer;

(ii)        delivery of Common Stock owned by the Non-Employee Director prior to exercise, valued at their Fair Market Value on the date of exercise;

(iii)       Shares acquired upon the exercise of such Directors Options, such Shares valued at their Fair Market Value on the date of exercise; or

(iv)       subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares.

13.3                   Election to Receive Director Fees in Shares or Deferred Stock in Lieu of Cash.

(a)        Payment of Director Fees in Shares.  Pursuant to procedures approved by the Board to implement this Section 13.3 and subject to the approval of the Board in its sole discretion, a Non-Employee Director may elect (“Share Election”) to have the Company pay all or a portion of his or her Director Fees in the form of Shares in lieu of cash.  A Share Election may be made at any time prior to the date Director Fees would otherwise have been paid in cash, subject to such restrictions and advance filing requirements as the Company may impose.  Each Share Election shall specify the portion of the Director Fees to be paid in the form of Shares and shall remain in effect with respect to future Director Fees until the Non-Employee Director revokes or changes such Share Election.  Any such revocation or change shall have prospective application only.  Shares delivered pursuant to a Share Election shall be the whole number of Shares determined by dividing the amount of Director Fees to be paid in Shares by the Fair Market Value of a Share on the date such Director Fees would otherwise be paid (rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares).

(b)        Payment of Director Fees in Deferred Stock.  A Non-Employee Director who makes a Deferral Election in accordance with Section 13.4 shall receive all or part (as he or she elects) of his or her Director Fees in the form of a number of shares of Deferred Stock equal to the quotient (rounding up to the next higher whole number of shares, any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares) of the amount of Director Fees to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such Director Fees would otherwise be paid in cash.

13.4                   Deferral Elections.  Pursuant to such rules and procedures approved by the Board to implement this Section 13.4 and subject to the approval of the Board in its sole discretion, a Non-Employee Director may elect (a “Deferral Election”) to receive all or a portion of his or her Directors Fees in the form of Deferred Stock in lieu of cash or Shares as follows:

(a)        Timing of Deferral Elections.  A Deferral Election must be filed with the Human Resources Department of the Company no later than December 31 of the year preceding the calendar year for which the Directors Fees are payable, subject to such restrictions and advance filing requirements as the Company may impose.  Notwithstanding the foregoing, a newly elected or appointed Non-Employee Director may file an initial Deferral Election not later than 30 days after the date such person first became a Non-Employee Director.  A Deferral Election shall be irrevocable after the filing deadline with respect to such Deferral Election and shall only apply with respect to Directors Fees payable for services rendered after such deadline; provided that a Deferral Election filed by a newly elected or appointed Non-Employee Director during the 30-days period following the date such person first became a Non-Employee Director, shall apply to Directors Fees payable for services rendered after the date such Deferral Election was filed.  Each Deferral Election shall remain in effect with respect to Directors Fees payable for services rendered in subsequent years unless the Non-Employee Director revokes or changes such Deferral Election.  Any such revocation or change shall apply to Directors Fees payable for services rendered in calendar years beginning after the date such revocation or change was filed.

(b)        Content of Deferral Elections.  A Deferral Election must specify the following:

(i)         The dollar amount or percentage of Director Fees to be paid in Deferred Stock;

(ii)        the date on which such Deferred Stock shall be paid (and if more than one date is elected, the number of Shares to paid on each specified date); and

(iii)       whether Dividend Equivalents on Deferred Stock are to be paid in cash or deposited in the form of Deferred Stock to the Non-Employee Director’s Deferral Account (as defined in Section 13.4(c)), to be paid at the time the Deferred Stock to which they relate are paid.

(c)        Deferral Account.  The Company shall establish an account (“Deferral Account”) on its books for each Non-Employee Director who makes a Deferral Election.  A number of shares of Deferred Stock (determined in the case of Directors Fees that are otherwise payable in cash, by dividing the amount of cash to be deferred by the Fair Market Value of a Share on the date such cash would otherwise be paid, and rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares) shall be credited to the Non-Employee Director’s Deferral Account as of each date Directors Fees subject to a Deferral Election would otherwise be paid.  Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts.  The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded unsecured obligation of the Company.

(d)        Crediting of Dividend Equivalents.  Whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution.  If the Non-Employee Director has elected cash payment of Dividend Equivalents pursuant to Section 13.4(b), such Dividend Equivalents shall be paid in cash on the payment date of the dividend or distribution.  Otherwise, such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution (rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares).

(e)        Settlement of Deferral Accounts.  The Company shall settle a Non-Employee Director’s Deferral Account by delivering to such Non-Employee Director a number of Shares equal to the whole number of Deferred Stock then credited to such Deferral Account (or a specified portion in the event of any partial settlement); provided that if less than the value of a whole Share remains in the Deferral Account at the time of any such distribution, the number of Shares distributed shall be rounded up to the next higher whole number of Shares if the fractional portion of a Share remaining is equal to or in excess of one-half Share, and otherwise shall be rounded down to the next lower whole number of Shares.  Notwithstanding the foregoing, if a Non-Employee Director incurs a separation from service (as defined in final regulations under Section 409A of the Code) from the Company and all of its Affiliates for any reason (including death), the Company shall immediately settle such Non-Employee Director’s Deferral Account by delivering to the holder thereof (which may be the Non-Employee Director or his or her beneficiary) a number of Shares equal to the whole number of Deferred Stock then credited to such Deferral Account.

13.5                   Non-Forfeitability.  The interest of each Non-Employee Director in Director Options or Deferred Stock (and any Deferral Account relating thereto) granted or delivered under the Plan at all times shall be non-forfeitable.

Article 14.

Amendment, Modification, and Termination

14.1                   Amendment, Modification, and Termination.  Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

14.2                   Awards Previously Granted.  Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 15.

Withholding

15.1                   Required Withholding

(a)        The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Deferred Stock, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)        payment of an amount in cash equal to the amount to be withheld;

(ii)       delivering part or all of the amount to be withheld in the form of Common Stock valued at their Fair Market Value on the Tax Date;

(iii)      requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Deferred Stock, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)      withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option to be satisfied by withholding Shares upon exercise of such Option pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law.  An election by Grantee under this subsection is irrevocable.  Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares or delivery of Mature Shares must be paid in cash.  If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)        Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

15.2                   Notification under Code Section 83(b).  If the Grantee, in connection with the exercise of any Op-tion, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Sec-tion 83(b) of the Code.  The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 16.

Additional Provisions

16.1                   Successors.  All obligations of the Company under the Plan with respect to Awards granted here-under shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

16.2                   Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

16.3                   Severability.  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan.  Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

16.4                   Requirements of Law.  The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

16.5                   Securities Law Compliance.

(a)        If the Committee deems it necessary to comply with any applicable securities law, or the require-ments of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable.  All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b)        If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursu-ant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

16.6                   No Rights as a Stockholder.  No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her.  Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement.  At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares.  Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued.  The Committee may in its discretion provide for payment of interest on deferred cash dividends.

16.7                   Nature of Payments.  Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

16.8                   Non-Exclusivity of Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

16.9                   Governing Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

16.10                 Share Certificates.  All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted.  The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares.  In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Grantee, the Committee may require any Grantee to enter into an agreement providing that certificates representing Shares deliverable or delivered pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

16.11                 Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

16.12                 Affiliation.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

16.13                 Participation.  No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

16.14                 Military Service.  Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

16.15                 Construction.  The following rules of construction will apply to the Plan:  (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

16.16                 Headings.  The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

16.17                 Obligations.  Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

16.18                 No Right to Continue as Director.  Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

16.19                 Stockholder Approval.  All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the amended and restated Plan are expressly conditioned upon and subject to approval of the amended and restated Plan by the Company’s stockholders.

EXHIBIT B

AMENDED AND RESTATED

AMERICAN CARESOURCE HOLDINGS, INC.

2005 STOCK OPTION PLAN

Section 1.  Purpose

The purpose of the American Caresource Holdings, Inc. 2005 Stock Option Plan (the “Plan”) is to enable American Caresource Holdings, Inc. (the “Company”) to attract, retain, motivate and provide additional incentive to its directors, officers, employees, consultants and advisors, whose contributions are essential to the growth and success of the Company, by enabling them to participate in the long-term growth of the Company through stock ownership.

Section 2.  Definitions

As used in the Plan:

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

"Board" means the Board of Directors of the Company.

"Cause" means the termination of a Participant's employment, consulting or advisory relationship with the Company or the termination of a Participant's membership on the Board because of the occurrence of any of the following events:

(i)	the Participant materially breaches any of his obligations as a key employee, consultant, advisor or director of the Company;

(ii)	the Participant conducts his duties with respect to the Company in a manner that is improper or negligent; or

(iii)
the Participant fails to perform his obligations faithfully as provided in any employment or consulting agreement executed between the Company and the Participant, engages in habitual drunkenness, drug abuse, or commits a felony, fraud or willful misconduct which has resulted, or is likely to result, in material damage to the Company, or as the Board in its sole discretion may determine.

"Committee" means the Compensation Committee of the Board (or any successor committee of the Board) responsible for making recommendations to the Board (or for exercising authority delegated to it by the Board pursuant to Section 3 of the Plan, if any) with respect to the grant and terms of Options under the Plan; provided, however, that (i) with respect to Options to any employees who are officers of the Company or members of the Board for purposes of Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are "non-employee directors" within the meaning of Rule 16b-3 adopted under the Exchange Act, or any successor rule (ii) with respect to Options to any employees who are officers of the Company or members of the Board for purposes of Section 16 and who are intended to satisfy the requirements for "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto, Committee means all of the members of the Compensation Committee who are "outside directors" within the meaning of Section 162(m) of the Code, and (iii) with respect to all Options, the Committee shall be comprised of "independent" directors.

"Company" means American Caresource Holdings, Inc., a Delaware corporation, and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code) or any successor to such corporations.

"Common Stock" or "Stock" means the common stock, $0.01 par value per share, of the Company.

"Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, with respect to Common Stock, shall be determined as follows:

(i)
If the Common Stock is at the time listed on any stock exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange or the Nasdaq Market determined by the Board to be the primary market for the Common Stock, as such price is officially reported on such exchange or market.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)
If the Common Stock is at the time traded on the OTC Bulletin Board (“OTCBB”), then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is quoted on the OTCBB or any successor system.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)
If the Common Stock is not listed or traded on any stock exchange or Nasdaq System or the OTCBB, the Fair Market Value shall be determined by the Board in good faith and in the manner established by the Board from time to time using a reasonable valuation method.

"Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code or any successor provision.

"Non-Employee Director" means a member of the Board who is not an employee of the Company.

"Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

"Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

"Participant" means an eligible person selected by the Board to receive an Option under the Plan.

"Plan" means the American Caresource Holdings, Inc. 2005 Stock Option Plan.

"Retirement" means termination of employment in accordance with the retirement provisions of any retirement plan maintained by the Company.

Section 3.  Administration

(a)  The Plan shall be administered by the Board.  Among other things, the Board shall have authority, subject to the terms of the Plan including, without limitation, the provisions governing participation in the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted and to determine the terms and conditions of any Option granted hereunder. Subject to paragraph (d) of this Section 3, the Board may solicit the recommendations of the Committee with respect to any of the foregoing, but shall not be bound to follow any such recommendations.

(b)           Subject to the provisions of this Plan, the Board shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan.  The Board's decision and interpretations shall be final and binding.  Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

(c)           The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.  The Board shall keep minutes of its actions under the Plan.

(d)           The Board shall have the authority to delegate all or any portion of the authority granted to it (consistent with applicable law) under this Section 3 or elsewhere under the Plan to the Committee.  If such authority is so delegated by Board, the Committee shall have such rights and authority to make determinations and administer the Plan as are specified in the delegation of authority.  To the extent that the Board delegates its authority as provided by this Section 3(d), all references in the Plan to the Board's authority to grant Options and make determinations with respect thereto shall be deemed to include the Committee.

Section 4.  Eligibility

All key employees, consultants and advisors of the Company who are from time to time responsible for the management, growth and protection of the business of the Company, and all directors of the Company, shall be eligible to participate in the Plan.  The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant.  Options intended to qualify as Incentive Stock Options shall be granted only to key employees while actually employed by the Company.  Non-Employee Directors, consultants and advisors shall not be entitled to receive Incentive Stock Options under the Plan.

Section 5.  Shares of Stock Available for Options

(a)           Options may be granted under the Plan for up to 3,749,329 shares of Common Stock.  If any Option in respect of shares of Common Stock expires or is terminated before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for grant under the Plan.  Shares of Common Stock issued under the Plan may consist in whole or in part of authorized and unissued shares, shares purchased in the open market or otherwise, treasury shares, or any combination thereof, as the Board may from time to time determine.

(b)           In the event that the Board determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, stock split, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted under the Plan to Participants, the Board shall have the right to adjust equitably any or all of (i) the number of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that the number of shares subject to any Option shall always be a whole number.

Section 6.  Incentive Stock Options

(a)           Subject to Federal statutes then applicable and the provisions of the Plan, the Board may grant Incentive Stock Options and determine the number of shares to be covered by each such Option, the option price therefor, the term of such Option, the vesting schedule of such Option, and the other conditions and limitations applicable to the exercise of the Option.  The terms and conditions of Incentive Stock Options shall be subject to and shall comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Board under the Plan be so exercised, so as to disqualify, without the consent of the Participant, any Incentive Stock Option granted under the Plan pursuant to Section 422 of the Code.

(b)           The option price per share of Common Stock purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.  If the Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company and an Incentive Stock Option is granted to such Participant, the option price shall be not less than 110% of Fair Market Value of the Common Stock on the date of grant.

(c)           No Incentive Stock Option shall be exercisable more than ten (10) years after the date such option is granted.  If a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company and an Incentive Stock Option is granted to such Participant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

(d)           Unless otherwise determined by the Board at the time of grant, in the event a Participant's employment terminates by reason of Retirement or Disability, any Incentive Stock Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such Incentive Stock Option or within three (3) months in the case of Retirement and twelve (12) months in case of Disability (or such shorter period as the Board shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter.

(e)           Unless otherwise determined by the Board at the time of grant, in the event a Participant's employment is terminated by reason of death, any Incentive Stock Option granted to such Participant which is then outstanding may be exercised by the Participant's legal representative at any time prior to the expiration date of the term of the Incentive Stock Option or within twelve (12) months (or such shorter period as the Board shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter.

(f)           Unless otherwise determined by the Board at or after the time of grant, in the event a Participant's employment shall terminate for Cause, any Incentive Stock Option granted to such Participant which is then outstanding shall be canceled and shall terminate.

(g)           Unless otherwise determined by the Board at or after the time of grant, in the event the a Participant's employment shall terminate for any reason other than death, Disability, Retirement or Cause, any Incentive Stock Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such option or within three (3) months (or such shorter period as the Board shall determine at the time of grant) following Participant's termination of employment, whichever period is shorter.

(h)           The aggregate Fair Market Value of Common Shares first becoming subject to exercise as an Incentive Stock Option by a Participant who is an employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00).  Such aggregate Fair Market Value shall be determined as of the date such Option is granted.

Section 7.  Non-Qualified Stock Options

(a)           Subject to the provisions of the Plan, the Board may grant Non-Qualified Stock Options and determine the number of shares to be covered by each such Option, the option price therefor, the term of such Option, the vesting schedule and the other conditions and limitations applicable to the exercise of the Non-Qualified Stock Options.

(b)           The option price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be the price determined by the Board, which may be less than, equal to or greater than the Fair Market Value of the Common Stock on the date of grant.

(c)           No Non-Qualified Stock Option shall be exercisable more than ten (10) years after the date such option is granted.

(d)           Unless otherwise determined by the Board at the time of grant, in the event a Participant's employment, consulting or advisory relationship or membership on the Board terminates by reason of Retirement or Disability, any Non-Qualified Stock Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such Non-Qualified Stock Option or within three (3) months in the case of Retirement and twelve (12) months in case of Disability (or such shorter period as the Board shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter.

(e)           Unless otherwise determined by the Board at the time of grant, in the event a Participant's employment, consulting or advisory relationship or membership on the Board is terminated by reason of death, any Non-Qualified Stock Option granted to such Participant which is then outstanding may be exercised by the Participant's legal representative at any time prior to the expiration date of the term of the Non-Qualified Stock Option or within twelve (12) months (or such shorter period as the Board shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter.

(f)           Unless otherwise determined by the Board at or after the time of grant, in the event a Participant's employment, consulting or advisory relationship or membership on the Board shall terminate for Cause, any Non-Qualified Stock Option granted to such Participant which is then outstanding shall be canceled and shall terminate.

(g)           Unless otherwise determined by the Board at or after the time of grant, in the event a Participant's employment, consulting or advisory relationship or membership on the Board  shall terminate for any reason other than death, Disability, Retirement or Cause, any Non-Qualified Stock Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such Option or within three (3) months (or such shorter period as the Board shall determine at the time of grant) following Participant's termination, whichever period is shorter.

Section 8.  General Provisions Applicable to Options

(a)           Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b)           Each Option may be granted alone, in addition to or in relation to any other Option.  The terms of each Option need not be identical, and the Board need not treat Participants uniformly.  Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

(c)           The Board shall determine whether Options to Participants are settled in whole or in part in cash, Common Stock, other securities of the Company, or other property, and may, in its discretion, permit “cashless exercises” pursuant to such procedures as may be established by the Board.

(d)           No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company.  Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Board at or after the grant of the Option, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Board may in its sole discretion determine.

(e)           No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's duly appointed guardian or personal representative.

(f)           The Board may at any time accelerate the exercisability of all or any portion of any Option.

(g)           The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability.  In the Board's sole discretion, a Participant may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation.  For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred.  The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(h)           For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

(i) a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another, or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

For purposes of the Plan, employees of a subsidiary of the Company shall be deemed to have terminated their employment on the date on which such subsidiary ceases to be a subsidiary of the Company.

(i)           The Board may amend, modify or terminate any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Non-Qualified Stock Option, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 9.  Miscellaneous

(a)           No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment.  The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

(b)           Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees.

(c)           Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

(d)           Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

(e)           No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it.  Each member of the Board shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes willful misconduct.

(f)           The Plan shall be effective as of February 1, 2005.

(g)           The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

(h)           Options may not be granted under the Plan after February 1, 2015, but then-outstanding Options may exercised in accordance with their terms after such date.

(i)           To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Delaware.

(j)           Options may be granted to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy.  The Board may also impose conditions on the exercise or vesting of Options in order to minimize the Company's obligation with respect to tax equalization for employees on assignments outside their home country.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDEÚ

REVOCABLE PROXY
American CareSource Holdings, Inc.
5429 LBJ Freeway, Suite 850, Dallas, TX 75240

ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 19, 2009, 9:00 a.m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints David S. Boone and Steven J. Armond, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of American CareSource Holdings, Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 5429 LBJ Freeway, Suite 850, Dallas, Texas on Tuesday, May 19, 2009, at 9:00 a.m., Central Time and at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this form, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated April 20, 2009 is hereby acknowledged.

THIS PROXYWILL BEVOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXYWILL BEVOTED “FOR” THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT AUDITORS FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2009, “FOR” THE APPROVAL OF THE AMERICAN CARESOURCE HOLDINGS, INC. 2009 EQUITY INCENTIVE PLAN, AND “FOR” AMENDMENT OF THE AMERICAN CARESOURCE HOLDINGS, INC. 2005 STOCK OPTION PLAN.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS REVOCABLE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

To change the address on your account, please check the box at the right and indicate your new address in the address space provided left. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

(Continued and to be signed on reverse side)

LEFT BLANK INTENTIONALLY

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

	PROXY: THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXYWILL BE VOTED “FOR” THE PROPOSALS 1,2,3 AND 4. PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.							Please mark your votes like this	☒

1.	To elect the following persons to the Board of Directors of the Company for the term described in the proxy statement: Nominees: (1) Sami S. Abbasi (2) Edward B. Berger (3) David S. Boone (4) John W. Colloton (5) Kenneth S. George (6) John N. Hatsopoulos (7) John Pappajohn, and (8) Derace L. Schaffer, MD				2.	To ratify the selection by the Company of McGladrey & Pullen, LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

					3.	To approve the American CareSource Holdings, Inc. 2009 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	FOR ALL NOMINEES ABOVE ☐	WITHHOLD AUTHORITY ALL ☐	FOR ALL EXCEPT* ☐	*To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee on the line below.	4.
To approve amendment to the American CareSource Holdings, Inc. 2005 Stock Option Plan to increase the number of shares subject to the American CareSource Holdings, Inc. 2005 Stock Option Plan from 3,249,329 shares to 3,749,329 shares.
							FOR ☐	AGAINST ☐	ABSTAIN ☐

						COMPANY ID:

						PROXY NUMBER:

						ACCOUNT NUMBER:

Signature of Stockholder				Signature of Stockholder		Date
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.